As filed with the U.S. Securities and Exchange Commission on October 6, 1997
                                             Securities Act File No. 333- ----
                                     Investment Company Act File No. 811- ----


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
           Registration Statement Under The Securities Act Of 1933 |X|
                         Pre-Effective Amendment No. |_|
                       Post-Effective Amendment No. __ |_|
                                     and/or
       Registration Statement Under The Investment Company Act Of 1940 |X|
                                Amendment No. |_|
                                       ---
                        (Check appropriate box or boxes)

                          Templeton Russia/Eurasia Fund
               (Exact Name of Registrant as Specified in Charter)

                             500 East Broward Blvd.
                         Fort Lauderdale, Florida 33394
                    (Address of Principal Executive Offices)
       Registrant's Telephone number, including Area Code: (954) 527-7500


                                Barbara J. Green
                            Templeton Worldwide, Inc.
                           500 East Broward Boulevard
                          Ft. Lauderdale, Florida 33394
                     (Name and Address of Agent for Service)

                                 With copies to:

    Allan S. Mostoff, Esq.                        Thomas A. DeCapo, Esq.
    Dechert Price & Rhoads                 Skadden, Arps, Slate, Meagher & Flom
      1500 K Street, N.W.                            One Beacon Street
    Washington, D.C. 20005                           Boston, MA 02108

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|



        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                                  Proposed Maximum    Proposed Maximum       Amount of
                                             Amount Being          Offering Price        Aggregate          Registration
                                            Registered (1)          Per Share(2)     Offering Price(2)          Fee
 Title of Securities Being Registered

 Shares of Beneficial Interest, $.01       3,450,000 Shares             $20             $69,000,000          $20,909.09
 Par Value


 (1) Includes 450,000 shares subject to the Underwriters' over-allotment option.
 (2) Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.



                          TEMPLETON RUSSI/EURASIA FUND
                              CROSS-REFERENCE SHEET

                             Pursuant to Rule 481(a)

Item Number, Form N-2                                                 Caption in Prospectus

1.  Outside Front Cover                                               Outside Front Cover

2.  Inside Front and Outside Back Cover Page                          Inside Front and Outside Back Cover Page

3.  Fee Table and Synopsis                                            Fund Expenses; Prospectus Summary

4.  Financial Highlights                                              Not Applicable

5.  Plan of Distribution                                              Outside Front Cover; Underwriting

6.  Selling Shareholders                                              Not Applicable

7.  Use of Proceeds                                                   Use of Proceeds

8.  General Description of Registrant                                 The Fund; Investment Objective and Policies;
                                                                      Additional Investment Practices; Investment
                                                                      Restrictions; Risk Factors and Special
                                                                      Considerations; Description of Shares

9.  Management                                                        Management of the Fund; Trustees and Officers;
                                                                      Custodian and Transfer and Dividend Paying Agent

10.  Capital Stock, Long-Term Debt, and Other Securities              Description of Shares; Dividends and
                                                                      Distributions; Dividend Reinvestment Plan;
                                                                      Taxation

11.  Defaults and Arrears on Senior Securities                        Not Applicable

12.  Legal Proceedings                                                Not Applicable

13.  Table of Contents of the Statement of Additional Information     Not Applicable

14.  Cover Page of Statement of Additional Information                Not Applicable

15.  Table of Contents                                                Not Applicable

16.  General Information and History                                  Not Applicable

17.  Investment Objective and Policies                                Investment Objective and Policies; Investment
                                                                      Rationale; Additional Investment Practices; Risk
                                                                      Factors and Special Considerations

18.  Management                                                       Trustees and Officers

19.  Control Persons and Principal Holders of Securities              Not Applicable

20.  Investment Advisory and Other Services                           Management of the Fund

21.  Brokerage Allocation and Other Practices                         Portfolio Transactions and Brokerage

22.  Tax Status                                                       Taxation

23.  Financial Statements                                             Statement of Assets and Liabilities


                                EXPLANATORY NOTE

     This registration statement contains two forms of prospectus; one to be used in connection with a United States offering (the "U.S. Prospectus") and one to be used in a concurrent offering outside the United States (the "International Prospectus"). The two prospectuses are the same except for the front and back cover pages. The form of U.S. Prospectus is included herein and is followed by the front and back cover pages to be used in the International Prospectus.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solication or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED _______________.

PROSPECTUS

                  _______________ Shares of Beneficial Interest

                          TEMPLETON RUSSIA/EURASIA FUND



     Templeton Russia/Eurasia Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund intends to invest primarily in equity securities of Russia/Eurasia Companies. The term "Russia/Eurasia Company" means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, the Russia/Eurasia Region, or (ii) for which the principal equity securities trading market is in the Russia/Eurasia Region, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in the Russia/Eurasia Region, or (iv) that has at least 50% of its assets situated in the Russia/Eurasia Region. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Russia/Eurasia Companies. The Fund may invest up to 35% of total assets in debt securities issued by Russia/Eurasia Companies or issued or guaranteed by Russia/Eurasia Region governmental entities which in the Investment Manager's view offer the potential for capital appreciation.

     As used in this Prospectus, the term "Russia/Eurasia Region" means Russia, the Commonwealth of Independent States ("CIS"), including countries in Central and Eastern Europe, and countries in Central Asia. Russia/Eurasia Region countries include Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Former Yugoslav Republic of Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Turkmenistan, Ukraine, and Uzbekistan, as well as any other countries in the Russia/Eurasia Region that may be approved for investment by the Board of Trustees in the future. Appropriate foreign sub-custody and securities registration arrangements are not now and may not in the future be available to the Fund in many Russia/Eurasia Region countries. As a result, the Fund expects initially to limit its investments to the following countries: Russia, Poland, Hungary, Czech Republic, Romania, Slovakia, and Slovenia. If appropriate foreign sub-custody arrangements become available in the future, the Investment Manager may invest in any Russia/Eurasia Region country, subject to the availability of suitable investments. The Investment Manager is free to make investments without limit in any of the Russia/Eurasia Region countries.

     Investments in Russia/Eurasia Companies involve a high degree of risk and special considerations not typically associated with investments in more established economies or securities markets, such as political, economic and legal uncertainties, and currency fluctuations. Additionally, the securities markets in the Russia/Eurasia Region are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The methods of settlement, clearing, and registration of securities transactions in Russia/Eurasia Region countries present significant risks to investors. A substantial number of the securities in which the Fund will invest will be illiquid and may have small market capitalizations. Investment in the Fund should be considered highly speculative and there can be no assurance that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 Maximum              Maximum        Proceeds to
             Price to Public       Sales Load(1)     the Fund(2)


Per Share....     $20.00               $1.20           $18.80


Total(3) ....    $-------              $----          $-------

(Footnotes on following page)


     The Shares are offered by the several Underwriters, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York, New York on or about __________________, 1997.

Smith Barney Inc.


                 The date of this Prospectus is __________, 1997

     Prior to this offering, there has been no public market for the Fund's Shares. During an initial period which is not expected to exceed three months from the date of this Prospectus, the Fund's Shares will not be listed on any securities exchange. During that period, neither the Underwriters nor any other person intends to make a market in the Fund's Shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during that period. The Fund intends to apply for listing on the New York Stock Exchange under the symbol REF so that trading on such Exchange will begin no later than three months from the date of this Prospectus if the listing is granted. Shares of closed-end investment companies that invest primarily in securities of issuers in foreign countries or geographic regions have in the past frequently traded at discounts from their net asset values and initial offering prices, and the Fund's shares also may trade at a discount. This risk is characteristic of all closed-end investment companies but may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering of the company's shares.

     Templeton  Asset  Management  Ltd. will serve as Investment  Manager to the
Fund.

     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before purchasing Shares. Investors are advised to read this Prospectus and retain it for future reference.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE FUND'S SHARES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


(Footnotes from previous page)

(1) The Fund and the Investment Manager have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."

(2) Before deducting expenses payable by the Fund, estimated to be approximately [$________], which includes [$________] to be paid to the Underwriters in partial reimbursement of their expenses. (3) The Underwriters have been granted an option, exercisable within 45 days of the date of this Prospectus, to purchase up to [__________] additional Shares to cover over-allotments, if any. If all Shares are purchased, the total Maximum Price to Public, Maximum Sales Load and Proceeds to the Fund will be [$________],[$________] and [$________], respectively. See
     "Underwriting." -------------------------------------

     The address of the Fund is 500 East Broward Blvd., Fort Lauderdale, Florida 33394. The Fund's telephone number is ______________.


     The information set forth in this Prospectus, including the Appendices, regarding the economies of certain Russia/Eurasia Region countries has been extracted and summarized from various state and private publications and other sources. None of the Fund, its Board of Trustees, the Investment Manager, or any Underwriter makes any representations as to the accuracy of such information.

     In this Prospectus, unless otherwise specified, all references to "U.S. Dollars," "U.S. $," "dollars" and "$" are to United States dollars and to "Rubles" and "Rbs." are to Russian Rubles. On ____________, 1997, the price on the Moscow Interbank Currency Exchange for Rubles against the U.S. Dollar was Rbs. _____ = U.S. $ _____ as reported in the New York Times on _______________, 1997.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

The Fund The Fund is a newly organized, non-diversified, closed-end management investment company that seeks long-term capital appreciation by investing primarily in the equity securities of Russia/Eurasia Companies. The term "Russia/Eurasia Company" means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, the Russia/Eurasia Region, or (ii) for which the principal equity securities trading market is in the Russia/Eurasia Region, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in the Russia/Eurasia Region or (iv) that has at least 50% of its assets situated in the Russia/Eurasia Region. As used in this Prospectus, the term "Russia/Eurasia Region" means Russia, the Commonwealth of Independent States ("CIS"), including countries in Central and Eastern Europe, and countries in Central Asia. Russia/Eurasia Region countries include Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Former Yugoslav Republic of Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Turkmenistan, Ukraine, and Uzbekistan, as well as any other countries in the Russia/Eurasia Region that may be approved for investment by the Board of Trustees in the future.

The Offering        The Fund is  offering  _____________  shares  of  beneficial interest  ("Shares"),  par value  [_____]  per Share,  at an offering  price of $20.00  per  Share.  The Shares are being offered by underwriters (the "Underwriters")  represented by
                    Smith  Barney  Inc.  ("Smith  Barney").  In  addition,   the
                    Underwriters have been granted an option exercisable for 45 days from the date of this Prospectus, to purchase up to ____________ additional Shares to cover over-allotments, if any. See "Underwriting."

Investment Objective
and Policies        The  Fund's   investment   objective  is  long-term  capital
                    appreciation.  To achieve its objective, the Fund intends to invest  primarily  in equity  securities  of  Russia/Eurasia
                    Companies.  As used herein, "equity securities" means common and preferred stock (including convertible preferred stock);
                    bonds,  notes  and  debentures  convertible  into  common or preferred stock; stock purchase warrants and rights;  equity interests in trusts, partnerships, joint ventures or similar enterprises;  certain structured investments;  and American,
                    European, or Global Depositary Receipts. Under normal market conditions,  the Fund will  invest at least 65% of its total
                    assets  in  equity  securities  of   Russia/Eurasia   Region
                    issuers,   which   will   include   equity   securities   of
                    Russia/Eurasia Companies and may include debt securities issued by Russia/Eurasia Companies or issued or guaranteed by Russia/Eurasia Region governmental entities which offer the potential for capital appreciation.

                    Under normal market conditions, assets of the Fund not invested in equity securities of Russia/Eurasia Companies will be invested in (i) debt securities issued by Russia/Eurasia Companies or issued or guaranteed by Russia/Eurasia Region governmental entities, as well as debt securities of corporate and governmental issuers outside the Russia/Eurasia Region, (ii) equity securities of issuers outside the Russia/Eurasia Region that the Investment Manager believes will experience growth in revenue from participation in the development of the economies in the Russia/Eurasia Region, and (iii) short-term and medium-term debt securities of the type described below under "Investment Objective and Policies - Temporary Investments."

                    Appropriate foreign sub-custody and securities registration arrangements are not now and may not in the future be available to the Fund in many Russia/Eurasia Region countries. As a result, the Fund expects initially to limit its investments to the following countries: Russia, Poland, Hungary, Czech Republic, Romania, Slovakia, and Slovenia. The following chart shows countries in which foreign sub-custody arrangements are currently available and countries in which arrangements are not currently available:

                    Currently Available:     Not Currently Available:

                    Czech Republic            Albania
                    Hungary                   Armenia
                    Poland                    Azerbaijan
                    Romania                   Belarus
                    Russia                    Bulgaria
                    Slovakia                  Croatia
                    Slovenia                  Estonia
                                              Georgia
                                              Kazakhstan
                                              Kyrgyzstan
                                              Latvia
                                              Lithuania
                                              Former Yugoslavia Slovenia
                                                  Republic of Macedonia
                                              Moldova
                                              Montenegro
                                              Serbia
                                              Turkmenistan
                                              Ukraine
                                              Uzbekistan

                    If appropriate foreign sub-custody and securities registration arrangements become available in the future, the Investment Manager may invest in any Russia/Eurasia Region country, subject to the availability of suitable investments. The Investment Manager is free to make investments without limit in any of the Russia/Eurasia Region countries.

                    In selecting investments for the Fund's portfolio, the Investment Manager may invest the Fund's assets in various multi-industry sectors of the economy of Russia/Eurasia Region countries. The multi-industry sectors in which the Fund initially intends to invest include electricity, telecommunications, oil and gas (production and exploration), financial services, non-ferrous metallurgy, ferrous metallurgy, transportation, retail trading, and consumer materials sectors. See Appendix . Because the Fund may invest its assets in multi-industry sectors, the Fund may be affected more by any single economic, political, or regulatory development than an investment company which invests in a wider variety of industries.

                    The Fund may invest up to 50% of its total assets in unlisted securities, including direct investments. The Fund will invest in direct investments that the Fund's investment manager, Templeton Asset Management Limited (the "Investment Manager"), believes may be disposed of eventually, either through listing or sale of the securities to the issuer or another investor. The term "direct investment," as used herein, means private investments in non-publicly traded equity or debt securities of Russia/Eurasia Companies. The Fund's direct investments will involve certain high risks for invested capital. See "Risk Factors and Special Considerations - Unlisted Securities and Direct Investments."

                    Included among the issuers of securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified debt or equity securities and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying securities. Structured Investments may be used to provide exposure to equity or debt securities the Fund otherwise may be unable to acquire, or the cash flows on the underlying instruments may be apportioned among the newly issued Structured
                    Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions.

                    No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

Risk Factors and Special
Considerations      Investing in Russia/Eurasia  Companies involves  significant risks and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include:

                    (a) the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss;

                    (b) greater social, economic and political uncertainty (including regional conflict and the risk of war);

                    (c) the risk that the Fund may be unable to establish appropriate custody and securities registration arrangements in certain Russia/Eurasia Region countries, thereby potentially limiting the range of countries in which the Fund may invest;

                    (d) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Russia/Eurasia Region countries;

                    (e)  risks  in  connection  with  the  maintenance  of  Fund
                         portfolio    securities    and   cash   with    foreign
                         subcustodians and securities depositories;

                    (f) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment in Russia/Eurasia Region countries;

                    (g) pervasiveness of public corruption and crime in the economic systems of Russia/Eurasia Region countries;

                    (h) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which the Fund will invest;

                    (i) currency exchange rate volatility and the lack of available currency hedging instruments;

                    (j) risks involved with the use of derivative instruments, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon;

                    (k)  higher rates of inflation (including the risk of social
                         unrest  in  certain   Russia/Eurasia  Region  countries
                         associated with periods of hyperinflation);

                    (l) the risk that, by possibly investing significantly in certain multi-industry sectors, the Fund may be affected more by any single economic, political, or regulatory development relating to a specific sector;

                    (m)  controls  on  foreign  investment  and local  practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars;

                    (n) the risk that the governments of certain Russia/Eurasia Region countries or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented in such countries, particularly in Russia, in recent years and could instead follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors or a return to the completely centrally planned economies that existed until recently in many Russia/Eurasia Region countries;

                    (o) the financial condition of Russia/Eurasia Companies, including large amounts of inter-company debt and the fact that Russia/Eurasia Companies may be smaller, less seasoned and newly organized companies;

                    (p)  the risk that dividends will be withheld at the source;

                    (q) dependency on exports and the corresponding importance of international trade;

                    (r) the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Russia/Eurasia Region countries;

                    (s) the risk that the tax systems of certain Russia/Eurasia Region countries, particularly in Russia, will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation;

                    (t) the fact that statistical information regarding the economy of Russia/Eurasia Region countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies;

                    (u) less extensive regulation of the securities markets than is the case in more developed countries;

                    (v) the risks associated with the difficulties that may occur in pricing the Fund's portfolio securities;

                    (w) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; and

                    (x)  the  risk  of   lawsuits   arising   from   restrictive
                         regulations and practices with respect to foreign investment in particular industries.

                    Settlement, Registration, and Custody Risks. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions in Russia and a number of other Russia/Eurasia Region countries are subject to significant risks. In certain Russia/Eurasia Region countries, including Russia, ownership of shares (except where shares are held through depositories that meet the requirements of the U.S. Investment Company Act of 1940 (the "1940 Act")) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia and the other Russia/Eurasia
                    Region countries using similar systems to maintain shareholder records. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. An issuer's management may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russia/Eurasia Companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russia/Eurasia Company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment. See "Risk Factors and Special Considerations
                    - Settlement and Custody Risk."

                    Absence of Developed Legal Structures. Stock corporations are a relatively new concept in many Russia/Eurasia Region countries. Certain Russia/Eurasia Region countries do not at present have a developed body of securities laws or laws governing corporations or joint stock companies. Most of the company and securities laws and regulations of certain Russia/Eurasia Region countries are in their preliminary stages of development. Laws regarding fiduciary duties of officers and directors, and the protection of investors, including foreign investors, are in the early stages of development and existing laws in certain countries do not cover all contingencies or are not generally enforced.

                    Market Characteristics. There is little historical data on securities markets in Russia/Eurasia Region countries because they are relatively new and a substantial proportion of securities transactions in the Russia/Eurasia Region are privately negotiated outside of stock exchanges. The Fund's holdings of equity securities of Russia/Eurasia Companies are expected to represent a relatively significant portion of the total float of such securities available for public trading and, therefore, the size of the Fund's holdings in specific securities relative to the trading volume in those securities could adversely affect the prices at which the securities are bought or sold and could lengthen the time period during which buying and selling programs are effected. Anticipation of the offering in the Russia/Eurasia Region securities markets may increase the prices that would otherwise be paid by the Fund for certain securities and lengthen the time period required to fully invest the proceeds of the offering in Russia/Eurasia Region securities. See "Risk Factors and Special Considerations - Market Characteristics."

                    Political and Economic Risks. Russia/Eurasia Region countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

                    Direct Investments. The Fund may invest up to 50% of its total assets in direct investments that the Investment Manager expects will provide for eventual disposition either through listing or sale of the securities to the issuer or another investor. Direct investments will consist of (1) the private purchase of an equity interest in an enterprise in the form of shares of common stock or an equity interest in trusts, partnerships, joint ventures or similar enterprises; and (2) the private purchase of debt securities from, or the making of a loan to, an enterprise. Such investments involve a high degree of business and financial risk. In making direct investments, the Fund intends to avoid being subject to unlimited liability with respect to the investments, but it is not certain the Fund will be able to do so. Due to the absence of a public trading market for the Fund's direct investments, they will be illiquid. Although these investments may, in some cases, be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities and in some cases it may not be possible to identify a buyer. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, the Fund may be unable to dispose of its direct investments at then-current market prices and may have to dispose of such securities over extended periods of time. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than it would for listed securities. In addition, securities in Russia/Eurasia Region countries, and particularly those that are not publicly traded, are not subject to the disclosure and other investor protection requirements that are generally accepted as necessary in countries with developed securities laws.

                    Hedging Transactions and Use of Derivative Instruments. The Fund also is permitted to engage in foreign currency hedging transactions and to enter into options and futures transactions with respect to securities and indices, some or all of which are commonly known as derivatives, and which may involve the risk of loss in the event of adverse movements in the value of the underlying instruments. However, certain of these strategies cannot at the present time be used to a significant extent by the Fund in the markets in which the Fund will principally invest. See "Additional Investment Practices" and Appendix ___ to this Prospectus.

                    Debt Securities - High Yield, High Risk Securities. The Fund may invest up to 35% of its total assets in debt securities that are rated in any category by recognized statistical rating organizations or that are unrated when consistent with the Fund's investment objective and policies. Lower-rated debt securities (which are commonly referred to as "junk bonds") generally involve greater volatility of price and risk of loss of principal and income than higher rated securities. Unrated debt securities in which the Fund may invest generally involve risks equivalent to those of lower-rated debt securities.

                    Operating Expenses. The operating expense ratio of the Fund can be expected to be higher than that of investment companies investing in more established securities markets since the expenses of the Fund, including management and custodian fees, will generally be higher than the expenses of such other funds. See "Fund Expenses."

                    Non-Diversification. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition, the Board of Trustees has adopted a non-fundamental policy under which the Fund will not invest more than 10% of its assets in the securities of any one issuer (the Fund will treat governmental issuers of Russia/Eurasia Region countries and their corporate instrumentalities as separate issuers). See "Risk Factors and Special Considerations - Net Asset Value Discount; Non-Diversification" and "Taxation - U.S Federal Income Taxes."

                    Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust contains certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions may also inhibit the ability of shareholders to sell their Shares at a premium over prevailing market prices. The Fund's Board of Trustees has determined that these provisions are in the best interests of shareholders generally. See "Description of Shares."

                    Listing Delay. Shares of the Fund are not expected to be listed on the NYSE, or any other exchange, for a period of up to three months from the date of this Prospectus. Consequently, during that period, there will be no market for the Fund's Shares, and Shares of the Fund should be considered illiquid. It is unlikely that any actions will be taken following the listing of the Fund's Shares on the NYSE to stabilize the trading price of the Shares, which could result in the Shares trading at a lower price than that which would have resulted had stabilization taken place.

                    Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value, and the Fund's Shares also may trade at a discount. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering or after purchasing their Shares.

                    Investors should carefully consider their ability to assume the foregoing risks before making an investment in the Fund. An investment in Shares of the Fund should be considered highly speculative. The Fund is intended for long-term investors and should not be considered a vehicle for trading purposes. An investment in Shares of the Fund should not be considered a complete investment program and would not be an appropriate investment for all investors. See "Risk Factors and Special Considerations."


Investment Manager  Templeton Asset Management Ltd. (the  "Investment  Manager")
                    will serve as investment manager of the Fund. The Investment Manager is wholly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Manager and its affiliates manage over $________________ billion in assets. The Templeton organization has been investing globally since 1940. The Investment Manager and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, the United States, and Vietnam.

                    Dr. J. Mark Mobius, Managing Director of the Investment Manager, will be the Fund's principal portfolio manager. The Investment Manager also serves as investment manager to
                    Templeton Russia Fund, Inc. and Templeton Vietnam Opportunities Fund, Inc., two closed-end management investment companies registered under the 1940 Act. In addition, an affiliate of the Investment Manager serves as investment manager to seven other U.S. investment companies (or series thereof) and [ ] other non-U.S. public and private funds that invest primarily in equity securities of issuers in emerging markets, with assets totaling $__________ billion as of _______________, 1997. The seven other U.S. investment companies (or series thereof), which are registered under the 1940 Act, are Templeton Emerging Markets Fund, Inc., Templeton China World Fund, Inc., Templeton Emerging Markets Appreciation Fund, Inc., and Templeton Dragon Fund, Inc., closed-end management investment companies, and Templeton Developing Markets Trust, the Emerging Markets Series of Templeton Institutional Funds, Inc., and the Templeton Developing Markets Fund series of Templeton Variable Products Series Fund, open-end management investment companies. Dr. Mobius has lived in Asia, principally in Hong Kong, for over 30 years, focusing on investment in equity securities in emerging market countries. In acting as principal portfolio manager for the Fund, Dr. Mobius will be supported by investment analysts in the Investment Manager's regional offices. Currently, these include offices in Moscow, Poland, and Singapore. The Investment Manager expects these offices to provide it with a valuable resource for research and securities analysis with regard to securities of Russia/Eurasia Companies. In the event that any of the portfolio managers of the Fund dies, resigns or otherwise becomes unable to act on behalf of the Investment Manager, the Investment Manager believes that it has adequate resources and personnel to manage the Fund in accordance with its investment objective and policies.

                    For its services, the Fund will pay the Investment Manager a monthly fee, payable in arrears in U.S. dollars, at the annual rate of 1.35% of the Fund's average weekly net assets. This fee is higher than that paid by most other U.S. investment companies, because of the additional time and expense that will be required of the Investment Manager in pursuing the Fund's policy of investing in Russia/Eurasia Companies. It is expected, however, that the Fund's investment management fee will be comparable to those of other U.S. closed-end investment companies of comparable size that invest primarily in securities of emerging market issuers.

Administrator       Franklin Templeton Services, Inc. (the "Administrator"),  an
                    indirect wholly owned subsidiary of Franklin, will provide certain administrative services and facilities for the Fund.
                    For its services, the Administrator will receive a monthly fee, payable in arrears in U.S. dollars, at an annual rate of 0.15% of the Fund's average weekly net assets.

Closed-End Format   The Fund is designed for long-term  investment  and not as a short-term trading vehicle. The Fund has been organized as a closed-end investment company because the Investment Manager and the  Board of  Trustees  believe  that a stable  pool of
                    assets  is  required   to  achieve  the  Fund's   investment
                    objective.   The  Investment  Manager  intends  to  purchase
                    securities  perceived to have the  potential to benefit over the long term from the growth and opening of  Russia/Eurasia
                    Region markets.  Many of these securities  cannot be readily
                    sold  and  will  be  illiquid.   Given  these  factors,  the
                    Investment  Manager  does not believe that the Fund could be successfully  operated as an open-end fund or as an interval
                    fund  that  offers  a  periodic   right  to  redeem  shares.
                    Realizing the benefits from the Fund's investment program is a long-term process. Accordingly, an investment in the Fund is not suitable for investors who do not have a long-term investment outlook. Investors should plan to hold shares of the Fund for a period of at least [five] years.

Listing Prior to this offering, there has been no public market for the Fund's Shares. During an initial period which is not expected to exceed three months from the date of this Prospectus, the Fund's Shares will not be listed for trading on any securities exchange. During that period, neither the Underwriters nor any other person intends to make a market in the Fund's Shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during that period. The Fund intends to apply for listing of its Shares on the New York Stock Exchange under the symbol "REF" so that trading on that Exchange will begin no later than three months from the date of this Prospectus if the listing is granted.

                    The Fund expects that it will meet the New York Stock Exchange standards for listing. In the event the Fund's Shares are not approved for listing on the New York Stock Exchange at the end of the three-month period, the Fund intends to apply either to have the Fund's Shares listed on the American Stock Exchange or traded on the NASDAQ National Market System. See "Underwriting."

Dividend Policy     The Fund intends to  distribute  to  shareholders,  at least annually, substantially all of its net realized capital gains and net investment income. The Fund has established a dividend reinvestment plan pursuant to which all dividends and distributions from the Fund will be automatically reinvested in additional Shares of the Fund unless a shareholder elects to receive cash. See "Dividends and Distributions; Dividend Reinvestment Plan."

Custodian and Transfer
and Dividend Paying
Agent The Chase Manhattan Bank will act as custodian for the Fund and may employ subcustodians outside the U.S. in accordance with regulations of the Securities and Exchange Commission. ChaseMellon Shareholder Services will act as transfer and dividend paying agent and registrar for the Fund. Appropriate foreign sub-custody arrangements are not now and may not in the future be available to the Fund in many Russia/Eurasia Region countries. This will affect the ability of the Fund to make investments in those countries and may preclude those investments altogether. See "Risk Factors and Special Considerations" and "Custodian and Transfer and Dividend Paying Agent."

                                 FUND EXPENSES

     The following tables are intended to assist Fund investors in understanding the various costs and expenses associated with investing in the Fund.


   Shareholder Transaction Expenses
          Sales Load (as a percentage of offering price) ..............      6.0
          Dividend Reinvestment Plan Fees..............................    None*

   Annual Expenses (as a percentage of net assets)**
          Management Fees .............................................    1.35%
          Administrative Fees .........................................    0.15%
          Other Expenses (audit, legal,  transfer agent and custodian).  [0.75%]

                 Total Annual Expenses.................................  [2.25%]

     * The Fund and the Plan Agent impose no fee for participation in the Dividend Reinvestment Plan (the "Plan"). However, a $5.00 fee is imposed for withdrawal from participation in the Plan. In addition, each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases of Fund Shares under the Plan.

     ** See "Management of the Fund" for additional information. "Other Expenses" have been estimated for the current fiscal year.

Example

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

 One Year     Three Years    Five Years       Ten Years


 [$----]       [$----]        [$----]         [$----]

     The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The above Example does not reflect offering costs in connection with the public offering, estimated to be approximately [$__________], which will be charged against the proceeds of the offering. The Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The above table and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the "Commission") applicable to all investment companies. The assumed 5% annual return and annual expenses should not be considered a representation of actual or expected Fund performance or expenses, both of which may be greater or lesser than those shown. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive Shares issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan." For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund."

                                    THE FUND

     Templeton Russia/Eurasia Fund (the "Fund"), organized as a Delaware business trust on ________________, 1997, is a newly organized, non-diversified, closed-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund intends to invest primarily in equity securities of Russia/Eurasia Companies. As used in this Prospectus, the term "Russia/Eurasia Region" means Russia, the Commonwealth of Independent States ("CIS"), and Central and Eastern Europe. Russia/Eurasia Region countries include Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Former Yugoslav Republic of Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Turkmenistan, Ukraine, and Uzbekistan, as well as any other countries in the Russia/Eurasia Region that may be approved for investment by the Board of Trustees in the future.

     Appropriate foreign sub-custody arrangements are not now and may not in the future be available to the Fund in many Russia/Eurasia Region countries. As a result, the Fund expects initially to limit its investments to the following countries: Russia, Poland, Hungary, Czech Republic, Romania, Slovakia, and Slovenia. If appropriate foreign sub-custody arrangements become available in the future, the Investment Manager may invest without limit in any Russia/Eurasia Region country, subject to the availability of suitable investments. The Fund expects that sub-custody arrangements may become available in the following countries within the foreseeable future: Bulgaria, Croatia, Estonia, Kazakhstan, Latvia, Lithuania, and Ukraine. With respect to the remainder of the Russia/Eurasia Region countries, there is no assurance that appropriate sub-custody arrangements ever will become available. The term "Russia/Eurasia Company" means a company (i ) that is organized under the laws of, or with a principal office and domicile in, the Russia/Eurasia Region, or
(ii) for which the principal equity securities trading market is in the Russia/Eurasia Region, or (iii) that derives at least 50% of its revenue or profits from goods produced or sold, investments made, or services performed in the Russia/Eurasia Region, or (iv) that has at least 50% of its assets situated in the Russia/Eurasia Region.

     The address of the Fund is 500 East Broward Blvd., Fort Lauderdale, Florida 33394. The Fund's telephone number is _______________.

                                 USE OF PROCEEDS

     The net proceeds of the Offering, after deduction of the sales load and expenses payable by the Fund, are estimated to be $_______________ (assuming no exercise of the Underwriters' over-allotment option), and will be invested in accordance with the policies set forth under "Investment Objective and
Policies." The Fund intends to invest primarily in equity securities of Russia/Eurasia Companies and up to 50% in debt securities issued by Russia/Eurasia Companies or issued or guaranteed by Russia/Eurasia Region governmental entities. See "Investment Objective and Policies." The Investment Manager anticipates that investment of the net proceeds of the offering in accordance with the Fund's investment objective and policies will take approximately [_________], but in no event more than two years from the initial public offering, depending upon market conditions and the availability of appropriate securities.

     During the Fund's initial  investment period, to the extent not invested as
described   above,  the  Fund's  assets  may  be  invested  as  described  under
"Investment Objective and Policies--Temporary Investments."


                              INVESTMENT RATIONALE

     The Fund's investment objective and policies reflect the Investment Manager's opinion that attractive investment opportunities may result from the continuing process of economic reform in Russia/Eurasia Region countries. Since the break-up of the former Soviet Union in 1991, the Russia/Eurasia Region has undergone fundamental economic and political change. In many Russia/Eurasia Region countries, this has involved the start of a transition from a centralized planned economy to a market-based economic system. Access to these markets offers investors the chance to invest during this process of economic rebuilding, and the Investment Manager believes that these developments may give rise to attractive investment opportunities. There can be no assurance that the Fund's investments will be successful.

Investment in Russia/Eurasia Region Countries

         A.       General

     The Investment Manager believes that the economic and political developments in Russia in recent years should make the economies of the Russia/Eurasia Region particularly attractive for investment. A complete list of the countries in which the Fund may invest is set out on page 4 of this Prospectus. These countries include Russia, the other CIS countries, including countries in Central and Eastern Europe, and countries in Central Asia. In the Investment Manager's sole discretion, the Fund may invest without limit in any Russia/Eurasia Region country, provided that the appropriate sub-custodian and securities registration arrangements have been established before any investment is made by the Fund in a particular country. There is no assurance that such arrangements will be put into place in time to take advantage of investment opportunities deemed attractive by the Investment Manager. The Fund may invest, however, in certain securities that permit the restructuring of the investment characteristics of other securities and that can enable the Fund to invest in securities it otherwise would be unable to purchase because of difficulties in establishing sub-custodian and securities registration arrangements. See "Investment Objective and Policies --Structured Investments."

     Most of the Russia/Eurasia Region countries have had centrally planned economies which largely were influenced by socialist or communist ideologies. The hallmarks of a centrally-planned economy are nationalized industries, and fixed prices. Since the early 1990s, many Russia Eurasia Region countries have implemented radical political and economic reforms aimed at adopting certain free-market mechanisms. With varying degrees of success, these reforms have had the effect of creating fledgling private economies based primarily on the privatization of formerly state-owned enterprises and on the introduction of substantial foreign investment.

     The transition to a market-oriented economy has presented certain problems for most of the Russia/Eurasia Region counrties. In the period following the adoption of the economic reforms discussed above, many countries experienced high rates of inflation, increased unemployment, and a significant decline in living standards. In addition, many of these countries that previously were limited to conducting external trade with Russia or other Warsaw Pact nations are now in direct competition with exporters from around the world. These factors have had the cumulative effect of severely reducing the Gross Domestic Products of many Russia/Eurasia Region countries at certain stages of the reform process.

     In certain of the more developed Russia/Eurasia Region countries, the reform measures discussed above recently have started to have a positive impact on the economic and social stability in those countries. For instance, some economies in this Region have been growing in real terms over the last several years. Privatization programs in many Russia/Eurasia Region countries are in place and, as a result, there is a substantial restructuring of established industries as their economies adapt to free-market principles. In addition, many Russia/Eurasia Region countries have succeeded in attracting substantial foreign investment through the development of local securities markets. It should be noted, however, that the private sectors in most Russia/Eurasia Region countries are not as developed as those in Western Europe.

     The Investment Manager believes that current conditions in most Russia/Eurasia Region Countries will result in substantial economic activity, offering the potential for long-term capital appreciation from investment in the securities of issuers from these countries. The strategic location of these countries should benefit the economies of many Russia/Eurasia Region countries by enabling them to take advantage of the modern technology and capital available in markets around the world. In addition, many of the Russia/Eurasia Region countries (i) have rich natural resource deposits; (ii) are promoting investment in infrastructure improvement projects, and (iii) are expanding their telecommunications capacities.


         B.       Investment in Russia

     During the Fund's initial period of operations, it is likely that the Fund will invest significantly in Russia, where the economy has exhibited several signs of emerging from its post-Soviet Era recession. In particular, the Russian economy recently has benefited from: a substantial decline in inflation; noticeable growth in the Gross Domestic Product ("GDP"); a rapid expansion of the market capitalization of publicly traded Russian companies; a doubling of the number of publicly listed companies; and improving political stability. In April 1997, the annual rate of increase in consumer prices declined for the 20th consecutive month to 15.3%, a decline from 68.4% in April 1996, while the annual rate of increase of industrial input prices fell to 18.2% from 69.8% twelve months earlier. Industrial production also has shown indications of improving, particularly the production of non-ferrous metallurgy, which experienced a 6% rise in production in the first quarter of 1997. Additionally, automobile production for the first quarter of 1997 increased by 11% compared to the same period in 1996. Certain sectors continue to underperform, however, such as construction materials, paper and cellulose, and the food industry. Other industries have remained relatively unchanged from the first quarter of 1996, such as crude oil production.

     The Russian economy benefited from a $2.5 billion inflow of direct foreign investment in 1996, an increase of $500 million from 1995. Based largely on the expanding Russian bond market (GKO) and the rise in interest in foreign currency bonds, net portfolio investment rose from a deficit of $1.4 billion in 1995 to a surplus of $7.3 billion in 1996. In addition, there appear to be continued foreign investment opportunities in the future as the Russian government, certain municipalities, and a number of leading Russian companies have announced intentions to launch foreign bond issues. There is no assurance that the inflow of direct foreign investment will continue in the future.

     Russia nonetheless continues to experience certain economic problems, particularly with unemployment and reduced industrial production. The expected high cost of industrial restructuring and continued demands from the military and agricultural lobbies could adversely impact government finances. Unemployment in Russia rose to 9.7% by the end of April 1997 and underemployment remains commonplace, with a total of 5.5 million workers in medium- and large-scale enterprises reported to be on part-time work or compulsory leave. A 1996 survey of Russian companies, however, indicated that a majority of employers did not expect to reduce their work force further and most were considering hiring new staff.

     Russia has a sizable, literate, and skilled labor force, with comparatively low wage rates, and significant natural resources. In addition, while production in several sectors fell in 1996, the Investment Manager believes that this reduction does not accurately reflect an overall economic contraction, as evidenced by increased production in other sectors of the economy.

     The political landscape in Russia also has shown signs of stabilizing. Following a prolonged convalescence from heart surgery and after recovering from pneumonia in January 1997, President Boris Yeltsin has pushed ahead with introducing necessary, although unpopular, economic reforms. In his annual address to the combined houses of parliament in March 1997, President Yeltsin outlined the following goals as priorities to achieve by the end of his current term in the year 2000: (1) introducing a far-reaching reorganization of central, regional, and local government, aimed at making the state more effective in implementing reforms; (2) reforming the tax-system with the introduction of a new simplified and equitable tax code; (3) reforming pensions with the introduction of provisions for private pensions; (4) reforming housing services and utilities to benefit the poor through direct subsidies; (5) breaking up monopolies including gas, electricity and the railways, and introducing more effective state regulation of the market; (6) furthering the fight against corruption and crime, especially in high government offices and in the financial sector; (8) reforming the military; (9) preventing North Atlantic Treaty Organization ("NATO") expansion from undermining Russian security; and (10) promoting the closer integration of the CIS states.

     Privatization Program. In October 1992, Russia launched the largest mass privatization program ever. Nearly 150 million privatization vouchers were distributed at a nominal cost to approximately 144 million eligible Russians. The vouchers carried a face value of Rbs. 10,000, which was the equivalent of approximately $32. The vouchers were freely transferable bearer securities that could be used to bid for the equity shares of the 15,000 medium and large companies that were being privatized, exchanged for shares in voucher investment funds, which were established to provide diversification and ongoing investment management, or sold for cash in the newly developed secondary market. Voucher prices fluctuated from less than $5 in 1993 to $24 in June 1994.

     Beginning after the conclusion of the voucher privatization program in _____, the Russian government initiated a series of cash sales of share blocks of both partially privatized and state-owned enterprises. The cash auctions were intended not only to attract foreign investment and foreign expertise into the Russian economy, but also to raise revenue for the budget. Due to problems experienced with the cash auctions, the Russian government turned instead to investment tenders. The process was criticized for a lack of transparency, and as being overly formalistic, both of which impeded the tender process. Frequent lack of cooperation from enterprise managers as well as from regional and local government administrations have also been noted as impediments to the privatization effort.

     In mid-1995, in another attempt to raise revenue for the budget, the Russian government instituted a loans-for-shares program in which the government offered large stakes in strategic Russian companies as collateral for hard-currency loans, and in certain cases payment of the company's tax arrears. Under this program the government paid interest at the 3-month London Inter-Bank Offer Rate ("LIBOR") plus 3 percentage points from the date of the contract until year-end 1995. In exchange, the winner would hold the shares in trust until September 1, 1996. After that date, the bank would have the right to sell the shares, unless the government repaid the loan prior to the sale date.

     In 1997, the Russian government initiated another round of privatization. The government intends to focus on the case-by-case sale of certain large enterprises both to attract foreign investors and to raise budget revenue. Four large privitization projects were scheduled for 1997, including the Russian telecommunications giant Svyazinvest, although foreign investors will not be permitted to bid, and 50% of the state insurance company, Rossgosstrakh, 2% of the state electric company, United Energy Systems, and up to 24% of the oil company Rosneft. The government announced its intention to specify rules and implementation procedures for the case-by-case sales and to make information on and participation in new sales publicly available to both domestic and foreign investors. See Appendix ____, "Securities Markets of Russia".

     Securities Markets. The first stock market was opened in Moscow in 1992, but by 1996 the number of operating stock exchanges had expanded to 100. By the end of 1996, however, the Russian Trading System ("RTS") emerged as the largest domestic marketplace for Russian equities. As of December 1996, the RTS carried information on 86 traded issues. Average daily value traded on the RTS totaled $4.4 million in January 1996, peaked at $21 million in October of the same year and leveled off at $9.8 million in December.

     The Russian stock market yielded an annual return of 155.9% in dollar terms for 1996, with market capitalization reaching approximately $30 billion by year-end.

     A securities commission, later renamed the Federal Commission on Securities and the Stock Market (the "FCSM") was formed in November 1994. In January 1996, Russia adopted a new law regarding Joint Stock Companies, which establishes the basic rules for shareholders' rights and corporate governance in Russia. In April of the same year, President Yeltsin signed a new Securities Markets Law which regulates the issue and circulation of certain types of securities, the formation and activity of professional participants in the securities market, decisions to issue securities, prospectus information and registration, offers and types of securities, disclosure requirements, insider trading, advertising rules, regulation and licensing, the powers of the FCSM and powers and requirements of self regulatory organizations, and imposes liability for breach of regulations. The FCSM has also adopted new regulations pertaining to the licensing of broker-dealers, and as of March 1997, had reportedly referred over 900 companies to the appropriate Russian ministries for prosecution for transacting securities business without a license. Licensing requirements for unit investment funds, the Russian equivalent to mutual funds, have been in place since July 1995. In April 1996, the FCSM granted the first licenses for the Russian equivalent of investment managers. See Appendix ____, "Securities Markets of Russia."


                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund intends to invest primarily in equity securities of Russia/Eurasia Companies. As used in this Prospectus, "equity securities" means common or preferred stock (including convertible preferred stock); bonds, notes or debentures convertible into common or preferred stock; stock purchase warrants or rights; equity interests in trusts, partnerships, joint ventures or similar enterprises; certain structured investments; and American, European, or Global Depositary Receipts. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Russia/Eurasia Region issuers. Up to 35% of the Fund's assets may be invested in debt securities of Russia/Eurasia Companies or issued and guaranteed by Russia/Eurasia Region governmental entities, or in other debt or equity securities which are consistent with the Fund's investment objective. The Fund's investment objective of long-term capital appreciation, its policy of investing at least 65% of its total assets in securities of Russia/Eurasia Companies under normal market conditions, and the investment restrictions set forth below under "Fundamental Investment Restrictions" are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. Unless otherwise specified, all other investment policies and practices described in this Prospectus, including the list of Russia/Eurasia Region countries in which the Fund may invest, are not fundamental, meaning that the Board of Trustees may change them without the approval of shareholders. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

     The Fund intends to invest in equity and debt securities of Russia/Eurasia Region issuers as appropriate opportunities arise. The amount invested in any one Russia/Eurasia Region country will vary depending on relative market conditions and the availability of suitable investments. The Fund anticipates that, initially, its investments will be made primarily in Russia, Poland, Hungary, Czech Republic, Romania, Slovakia, and Slovenia. As opportunities develop and appropriate sub-custody arrangements become available, investments may be made without limit in any of the remaining Russia/Eurasia Region countries.

     In selecting investments for the Fund's portfolio, the Investment Manager may invest the Fund's assets in various multi-industry sectors of the economy of Russia/Eurasia Region countries. The multi-industry sectors in which the Fund initially intends to invest include the electricity, telecommunications, oil and gas (production and exploration), financial services, non-ferrous metalurgy, ferrous metalurgy, transportation, retail trading, and consumer materials sectors. The sectors are more fully described in Appendix ___. The Investment Manager may invest part or all of the Fund's assets in securities outside of the represented sectors and may increase, decrease, or entirely eliminate the Fund's holdings within a specific sector in response to changes or anticipated changes in the general economy or within a specific sector.

     Because the Fund may invest its assets in multi-industry sectors, the Fund may be affected more by any single economic, political or regulatory development than an investment company which invests in a wider variety of investments. To reduce the risk of decline in the Fund's net asset value due to adverse developments, the Fund may not purchase a security if, as a result, (1) 25% or more of the Fund's total assets would be invested in the securities of companies having their principal business activities in any one industry (this policy is fundamental), or (2) more than 10% of the Fund's total assets would be invested in the securities of any one issuer.

     The Fund may invest up to 50% of its total assets in unlisted securities, including direct investments. The Fund will invest in direct investments that the Investment Manager believes may be disposed of eventually, either through listing or sale of the securities to the issuer or another investor. As used in this Prospectus, the term "direct investments" means private investments in non-publicly traded equity or debt securities of Russia/Eurasia Companies. The Fund's direct investments will involve certain high risks for invested capital. See "Risk Factors and Special Consideration-- Unlisted Securities and Direct Investments."

     Under normal market conditions, assets of the Fund not invested in equity securities of Russia/Eurasia Region countries will be invested in (i) debt securities issued by Russia/Eurasia Companies or issued or guaranteed by a Russia/Eurasia Region government or governmental entity, as well as debt securities or corporate and governmental issuers outside the Russia/Eurasia Region, (ii) equity securities of issuers outside the Russia/Eurasia Region which the Investment Manager believes will experience growth in revenue from participation in the development of the economy of the Russia/Eurasia Region, and (iii) short-term and medium-term debt securities of the type described below under "Investment Objective and Policies--Temporary Investments." Under normal circumstances, the Fund will limit its investment in debt securities to no more than 50% of its total assets. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. Currently, the market in debt securities of Russia/Eurasia Companies, and the Russia/Eurasia Region state entities, is comparatively limited, except with respect to Vnesheconombank bonds and certain securities issued by the Russian Ministry of Finance.

     The Investment Manager's approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although the Investment Manager will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or real book value, whichever is appropriate. In addition, the Investment Manager will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Investment Manager believes are comparable. Selection methods are subject to change from time to time based on the Investment Manager's research and changes in the securities markets.

     The Fund's investments will include investments in companies which, while falling within the definition of Russia/Eurasia Companies, as stated above, also have characteristics and business relationships common to companies in countries other than Russia/Eurasia Region countries. As a result, the value of the securities of those companies may reflect economic market forces applicable to other countries, as well as to Russia/Eurasia Region countries. For example, the Fund may invest in companies organized and located in countries other than Russia/Eurasia Region countries, including companies having their entire production facilities outside of the Russia/Eurasia Region, when their securities meet one or more elements of the Fund's definition of Russia/Eurasia Company.

Depositary Receipts

     The Fund is permitted to invest in securities indirectly through sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRS") and other types of Depositary Receipts (which, together with ADRs, EDRs, and GDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent Depositary Receipts may be available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and they evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between that information and the value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities. In addition, the Investment Manager may not be able to vote depositary receipts held by the Fund in some circumstances. For purposes of the Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying securities.

Structured Investments

     Included among the issuers of securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring may involve the deposit with or purchase by an entity, such as a corporation or trust, of specified debt or equity securities and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying securities. The Structured Investment may be used to provide exposure to equity or debt securities the Fund otherwise may be unable to hold, due to custody or other restrictions, or the cash flows on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics including varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to or sometimes greater than that of the underlying instruments. For purposes of the Fund's investment policies, an investment in a Structured Investment will be deemed an investment in the underlying instrument.

     The Fund may invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the Fund's purchase or subordinated Structured Investments may have a similar economic effect to that of borrowing against the underlying securities, the purchase may not be deemed to be leverage for the purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities. See "Additional Investment Practices-Borrowing."


Warrants

     Warrants are securities permitting, but not obligating, the holder to subscribe for other equity securities. Warrants do not carry with them the right to receive dividends or exercise voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than other types of equity investments.

Direct Investments

     The Fund may invest up to 50% of its total assets in direct investments. Direct investments will consist of (1) the private purchase of an equity interest in an enterprise in the form of shares of common stock or an equity interest in trusts, partnerships, joint ventures or similar enterprises; and (2) the private purchase of debt securities from, or the making of a loan to, an enterprise. Purchases of direct investments may be, but are not required to be, made from (i) an enterprise; (ii) a governmental entity in connection with privatization of an enterprise; or (iii) an investor in an enterprise. In making its direct investments, the Fund intends to avoid being subject to unlimited liability with respect to the investments, but it is not certain the Fund will be able to do so. There can be no assurance that the Fund's direct investments will become publicly traded, or that the Fund will be able otherwise to sell any direct investment to the issuer or another investor. In addition, the extent to which the Fund may make direct investments may be limited by considerations relating to its status as a regulated investment company under the Code. By nature, direct investments must be privately negotiated, and they require extensive due diligence by the Investment Manager. Therefore, the costs of investing in direct investments will likely be substantially greater than that of most other investments.

     Due to the absence of a trading market for the Fund's direct investments, they will be less liquid than publicly traded securities. These (and other securities for which market prices are not readily available) will be valued at fair value, as determined in good faith by or under the direction of the Fund's Board of Trustees. Although these investments may, in some cases, be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered their fair value. In addition, the Fund may be unable to dispose of its direct investments at then-current market prices and may have to dispose of them over extended periods of time. Further, securities in Russia/Eurasia Region countries, and particularly those that are not publicly traded, are not subject to the disclosure and other investor protection requirements that are generally accepted as necessary in countries with developed securities laws. If the Fund's direct investments are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Temporary Investments

     During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest without limit in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Russia/Eurasia Region governments, and their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency;
(c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or Russia/Eurasia Region corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Investment Manager. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) may be deemed to be an "industry," and therefore investments in the obligations or any one foreign government may not equal or exceed 25% of the Fund's assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of those organizations may not, in the aggregate, equal or exceed 25% of the Fund's assets. See "Investment Restrictions."

     Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed price and date. The Investment Manager will monitor the value of the securities purchased by the Fund on a daily basis to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Portfolio Turnover Rate

     The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the Fund's annual portfolio turnover rate normally will not exceed [75%] although in any particular year, market conditions could necessitate portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund is a newly organized closed-end investment company with no prior operating history. It is designed for long-term investment, and investors should not consider it a trading vehicle. An investment in the Fund's shares of beneficial interest ("Shares") should be considered highly speculative and not appropriate for all investors, and is not intended to constitute a complete investment program. Shares of closed-end funds frequently trade at a discount from net asset value. This characteristic of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its Shares will trade at, below or above net asset value. This risk may be more pronounced for investors who purchase Shares in the initial public offering and who then determine to sell their Shares relatively soon thereafter.

     Investors should recognize that investing in securities of Russia/Eurasia Companies involves significant risks and special considerations, including those set forth below, which are not typically associated with investing in United States securities markets. The specific nature of those risks may vary according to the country in which investments are made. The Fund is authorized to engage in certain transactions involving derivative instruments which may involve special risks. See "Hedging Transactions and Use of Derivative Instruments" and "Debt Securities - High Yield, High Risk Securities" below.

Political and Economic Factors

     Since the breakup of the Soviet Union in 1991, Russia, the other former Soviet republics, and certain countries in Central and Eastern Europe formerly under Soviet control have experienced dramatic political change. The political systems in Russia/Eurasia Region countries are emerging from a long history of extensive state involvement in economic affairs. In general, these countries are undergoing a rapid transition from a centrally controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions, and other political and economic developments in the law or regulations of Russia/Eurasia Region countries and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

     Many of the countries in which the Fund intends to invest have had centrally-planned, socialist economies since shortly after World War II. The governments of these countries currently are implementing or considering reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a more market-oriented economy. In some instances, there has been resistance to these reform efforts and political parties in certain countries have advocated for the return to a centrally planned economy. Consequently, there can be no assurance that these reforms will continue or, if continued, will achieve these goals. Despite the implementation of privatization programs by many Russia/Eurasia Region countries, the governments of many Russia/Eurasia Region countries have exercised and continue to exercise a significant influence over many aspects of the local economy. New governments and new policies may have an unpredictable impact on the economies of many Russia/Eurasia Region countries. Future actions by the government of a Russia/Eurasia Region country could have a significant effect on its local economy, which could affect private sector companies, market conditions and prices and yields of securities in the Fund's portfolio.

     In addition, upon the accession to power of Communist regimes, the governments of a number of Russia/Eurasia Region countries expropriated a large amount of private property. The claims of many property owners against those governments have never been settled and any future settlements could have an adverse effect on the value of certain investments in the Fund's portfolio. There also can be no assurance that the Fund's investments in these countries would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any claims or expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, any change in the leadership or policies of Russia/Eurasia Region countries could halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The Fund initially intends to invest a substantial portion of its assets in companies located in Russia. In so doing, the Fund, at least during the initial period of operations, will be particularly susceptible to the political and economic problems of Russia. While Russia's political system appears stable with the return of President Boris Yeltsin from his extended period of recuperation following heart surgery, there is no assurance that he will remain in office for the remainder of his current term or that his successors would continue ongoing efforts to reform Russia's economy. Moreover, despite progress in implementing reforms designed to enhance privatization and streamline the government bureaucracy, Russian authorities still face a series of problems that, if not addressed and corrected, could hamper the economic reforms implemented over the past several years. President Yeltsin has announced, for example, that the need to reduce arrears on wages and benefits is a top priority of the administration. Underlying this problem is the precarious state of government finances which stems partly from the fact that the 1997 budget approved by parliament overestimated in its projections for revenue. To address this problem, the Russian government is implementing a program aimed at decreasing public spending and increasing tax revenue by targeting the significant percentage of businesses that did not pay taxes in 1996. The proposed spending cuts will affect military orders and coal subsidies, and will result in a reduction of money allocated to agriculture, health, and cultural programs.

Absence of Developed Legal Structures

     In the years since the fall of Communism, many of the Russia/Eurasia Region countries have been developing a body of securities and tax laws and laws governing corporations and other business entities. Legal structures governing private and foreign investment and private property, where they have been implemented, are new. Laws may not exist to cover all business and commercial relationships or to protect investors, particularly minority shareholders, adequately and, furthermore, the administration of laws and regulations by government agencies may be subject to considerable discretion. There is a low level of monitoring and regulation of securities markets in the Russia/Eurasia Region countries generally and of the activities of investors in those markets, and there has been no or very limited enforcement to date of existing regulations. In addition, even in circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

  Market Characteristics

     The securities markets of Russia/Eurasia Region countries are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia/Eurasia Region countries are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

     The Fund's holdings of equity securities of Russia/Eurasia Companies are expected to represent a relatively significant portion of the total float of the securities of those companies available for public trading. Thus, the large size of the Fund's holdings in specific securities relative to the trading volume in those securities could adversely affect the prices at which the securities are bought or sold and could lengthen the time period during which buying and selling programs are effected. Anticipation of an offering in the Russia/Eurasia Region securities markets may increase the prices that would otherwise be paid by the Fund for certain securities and lengthen the time period required to fully invest the proceeds of the offering in Russia/Eurasia Region securities. See "Use of Proceeds."

Investment in Multi-Industry Sectors

     In considering investment opportunities for the Fund, the Investment Manager may invest significantly in certain multi-industry sectors. Each sector consists of several separate industries. The Fund expects that initially assets might be invested in any of a number of business sectors, including the following: electricity, telecommunications, oil and gas, and mining and machinery. Because of the Fund's ability to invest a large percentage of its assets in one or several multi-industry sectors, the Fund may be affected more by any single economic, political, or regulatory development than would a fund that invests its assets in a greater number of industrial sectors. See Appendix
__.

Settlement and Custody Risk

     At present, custody arrangements complying with the requirements of the Commission are already available in Russia, Poland, Hungary, Romania, Czech Republic, Slovakia, and Slovenia. The Fund expects that steps will be taken to permit the establishment of appropriate custody arrangements in a number of additional Russia/Eurasia Region countries, although there can be no assurance as to when or if those arrangements will be in place. Because the Fund will not invest in a market unless adequate custodial arrangements are available, the range of Russia/Eurasia Region countries in which the Fund may currently invest is limited. In addition, the governments of certain Russia/Eurasia Region countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in those countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and, as a result, the Fund would not be able to invest directly in these countries in the absence of exemptive relief from the Commission. Furthermore, the risk of loss through government confiscation may be increased if the Fund's assets are held in custody in that manner.

     Because the securities markets in Russia/Eurasia Region countries have only recently formed, and banking and telecommunications systems remain relatively underdeveloped, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with investment in the United States and other more developed markets. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register and normally evidenced by extracts from the register or in certain limited cases by formal shares certificates. However, in the absence of a central registration system, these services are carried out by the issuers themselves or by a separate registrar. These registrars are not necessarily subject to effective state supervision and it is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In those jurisdictions, the Fund will endeavor to appropriately record its interests, either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular audits. However, these extracts have no legal enforceability and it remains possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights.

     In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or the issuer of the securities in the event of a loss of share registration. An issuer's management may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. This practice may prevent the Fund from investing in securities of certain Russia/Eurasia Region country issuers otherwise deemed attractive by the Investment Manager. Further, this also could cause a delay in the sale of portfolio securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment. Moreover, no guarantee can be given that all entitlements attaching to securities acquired by the Fund, including those relating to dividends, can be realized in view of the risk that payments of dividends or other distributions by bank wire or by check sent through the mail could be delayed or lost. In addition, there is the risk of loss in connection with the insolvency of an issuer's bank or transfer agent.

     [In light of the risks described above, the Board of Trustees of the Fund has approved certain procedures concerning the Fund's investments in certain Russia/Eurasia Companies. Among these procedures is a requirement that the Fund will not invest in the securities of a Russia/Eurasia Company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russia/Eurasia Companies that the Fund would otherwise make. In accordance with procedures adopted by the Fund, certain sub-custodians have undertaken to provide certain information on a periodic basis to the Board of Trustees concerning the share registration and custody arrangements.]

Foreign Sub-custodians and Securities Depositories

     The Fund's portfolio of securities and cash, when invested in foreign countries, will be held by its sub-custodian. The Fund maintains custody of its assets in a manner consistent with Commission requirements governing custody of fund assets, as those rules are interpreted by the Commission staff. Certain banks in foreign countries may not be eligible subcustodians for the Fund under Commission rules, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience.

Foreign Currency, Exchange Rates, and Related Risks

     Part or all of the Fund's assets may be invested in securities denominated in the currencies of Russia/Eurasia Region countries. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the markets for Russia/Eurasia Region currencies, or be otherwise adversely affected by exchange control regulations. Additionally, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund anticipates that in general the foreign currencies received by it with respect to most of its Russia/Eurasia Region investments will be freely convertible into U.S. dollars on foreign exchange markets and that in most cases the U.S. dollars received will be fully repatriable out of the various Russia/Eurasia Region countries in which the Fund invests. However, there can be no assurance that Russia/Eurasia Region countries will not impose restrictions in the future on the movement of U.S. dollars or these foreign currencies across local borders or the convertibility of the foreign currencies into U.S. dollars. If restrictions are imposed, they may interfere with the conversion of foreign currencies to U.S. dollars and therefore with the payment of any distributions that the Fund may make to its shareholders. Moreover, the currencies of certain Russia/Eurasia Region countries currently are not freely convertible into other currencies and are not internationally traded.

     Currency devaluations may occur without warning and are beyond the control of the Investment Manager. The Fund may attempt to mitigate the risks associated with currency fluctuations at times by entering into forward, futures or options contracts to purchase or sell the foreign currency if those opportunities are available on terms acceptable to the Fund. Additional information concerning movement in foreign exchange rates can be found in Appendix .. under "Currency and Foreign Exchange Information."

Inflation

     The economies of many Russia/Eurasia Region countries have been characterized by high rates of inflation in recent years, even though the rates of inflation in certain economies have been declining in 1997. In Russia, for instance, where the annual rate of inflation has been declining for more than a year, the annualized inflation rate in _________, 1997 was _______%. There can be no assurance, however, that inflation rates will not increase.

     High inflation rates create downward pressure on business and industry activity by, among other things, acting as an impediment to further investment in private production. Emerging market economies are particularly susceptible to such inflationary pressure. Further increases in the rate of inflation in the countries of the Russia/Eurasia Region, therefore, could decrease anticipated investment returns for the Fund.

Investment and Repatriation Restrictions

     Some Russia/Eurasia Region countries prohibit certain kinds of investment or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries require governmental approval prior to investment by foreign persons, or limit the amount of foreign investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, certain national policies of certain Russia/Eurasia Region countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. Some countries require governmental registration or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as the application to the Fund of any restrictions on investments or by withholding taxes imposed by Russia/Eurasia Region countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities. If for any reason the Fund was unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended, (the "Code") or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies and in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company or its tax computations might be subject to revision (which could result in the imposition of taxes, interest and penalties). See "Taxation."

     Investment in Russia/Eurasia Region countries may require the procurement of a substantial number of regulatory consents, certificates and approvals, including: licenses for the Fund and Investment Manager to operate in Russia/Eurasia Region countries; consents to make investments in particular companies or types of industries; certificates from tax authorities; licenses for the appropriate custodian; certificates required by banks; approvals from a country's ministry of finance, and state anti-monopoly committee or other governmental entity; and consents required by local legislation. Although it is unlikely that all of these documents will have been obtained by the closing of this offering, the Investment Manager believes it will obtain sufficient licenses, consents and approvals necessary for the operation of the Fund as described herein. The inability to obtain a particular license, consent or approval could adversely impact the Fund's operations.

Tax System

         [TO BE  PROVIDED]

Reporting Standards

     Russia/Eurasia Region issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on financial statements of a Russia/Eurasia Region issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Russia/Eurasia Region issuers than there is about U.S. issuers, and the information that is available may not be conceptually comparable to, or prepared on the same basis as, that available in more developed capital markets. This factor may make it difficult to assess the financial status of particular companies.

Participation in Privatization

     The purchase of securities of recently privatized companies involves special risks. Many recently privatized companies have gone through an internal reorganization of management in an attempt to improve their competitive position in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on the enterprise. Moreover, the loss of government support and protection in connection with privatization and sudden subjection to market competition from which an enterprise was previously protected, could have a negative effect on the enterprise. Further, unreliable reporting standards, as discussed above, make the valuation of recently privatized companies difficult. The Investment Manager will seek to assess the long-term earnings potential and/or fair market value of recently privatized companies in light of historical value measures such as price/earnings ratios, operating profit margins and liquidation values. However, there can be no assurance that accurate data in support of these assessments will be available. Errors in valuing recently privatized companies, whether or not the result of inaccurate or unavailable data, could result in the Fund overpaying for an interest in the companies.

     In Russia, the transformation of medium- and large-scale state enterprises into open joint stock companies (i.e., corporatization) and their subsequent privatization has been carried out by the Russian State Property Committee and Federal Property Fund and their local organs at an unprecedented rate. In doing this, much of the responsibility for preparation of enterprises for privatization and compliance with much of the privatization legislation was delegated to individuals at the enterprise concerned rather than being strictly controlled by state authorities. This enhances the risk that there may be illegalities in the privatization that may lead to full or partial invalidity of the privatization of an enterprise or the imposition of sanctions on that enterprise or individuals within its administration. Alternatively, an enterprise may not have valid or full title to all of the assets shown on its balance sheet and may be subject to obligations arising from a period prior to its privatization. As an investor, the Fund may consequently lose all or a part of its investments in privatized enterprises.

     In other Russia/Eurasia Region countries, the rate of privatization has slowed in recent years. The inability of Russia/Eurasia Region countries to continue the privatization of state-controlled enterprises at a consistent rate could limit the investment options of the Fund in those markets.

     The privatization process has also resulted in certain disputes between management and shareholders, particularly foreign shareholders, of recently privatized companies. For example, management of certain companies have resisted recognizing purchases of equity interests by foreign investors. In addition, incidents have been reported where foreign shareholders' ownership interest have been diluted by management through the issuance of new securities to limited groups of existing shareholders.

Difficulties in Protecting and Enforcing Rights

     Courts in Russia/Eurasia Region countries lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia/Eurasia Region countries. There remains uncertainty as to the extent to which local parties and entities, including state authorities in Russia/Eurasia Region countries, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against governmental and private entities. There is also no assurance that the courts in Russia/Eurasia Region countries will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired the property or security on behalf of the Fund, because there may not exist at present in Russia/Eurasia Region countries a reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia/Eurasia Region countries will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered in enforcing judgments of foreign courts within Russia/Eurasia Region countries or of courts in Russia/Eurasia Region countries in other jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia/Eurasia Region countries. In addition, legislation in Russia/Eurasia Region countries is in a state of development and is subject to frequent amendment.

Environmental Risks

     The lack of environmental controls in many Russia/Eurasia Region countries has led to widespread pollution of the air, ground and water resources. Also contributing to environmental pollution are industrial infrastructure problems, particularly oil and gas pipeline leaks. In addition, there are concerns related to the availability of equipment and funding for the disposal of nuclear waste. In Russia, environmental legislation envisages the possibility of stringent sanctions on companies that commit serious or persistent breaches, including closure of the enterprise concerned. The extent of the cost, if any, for the abatement of environmental hazards by an issuer will not be determinable at the time the Fund is considering an investment.

Corruption and Crime

     Corruption and crime continue to plague the Russian economy with increasing frequency, while legal and judicial reforms aimed at curtailing the crime rate have had little positive impact. Many businesses, particularly in the large cities, are subject to the influence of criminal elements, although there is not a single group or confederation of criminals that can be characterized as "organized" crime, as that term is understood in Western Europe and North America. Foreign entities conducting business in Russia have identified public corruption as a growing problem, both in terms of its frequency and the size of the bribes sought. In March 1997, President Yeltsin announced that the continued fight against corruption and crime, particularly those in high government office and in the financial sector, was one of the primary objectives of his administration. Symbolic of this objective was President Yeltsin's plan to root out public corruption by having state officials disclose their assets and their families' assets. The social and economic difficulties resulting from the problem of corruption and crime in Russia can adversely affect the value of the Fund's investments.

Unlisted Securities and Direct Investments

     Unlisted securities and direct investments will involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than their value as determined by the Fund pursuant to procedures approved by the Board of Trustees. Under certain circumstances, this lack of liquidity may impede the Fund's ability to achieve its investment objective of long-term capital appreciation. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. Certain of the Fund's direct investments may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Illiquid Securities

     The securities of Russia/Eurasia Companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for most of these securities. This will increase the difficulty of valuing the Fund's investments and therefore, until the market develops further, many of the Fund's investments will be illiquid. No established secondary markets may exist for many of the securities in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when otherwise determined by the Investment Manager to be in the interest of the Fund. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Listing Delay

     Shares of the Fund are not expected to be listed for trading on the New York Stock Exchange, or any other exchange, for a period of up to three months from the date of this Prospectus. Consequently, during that period there will be no market for the Fund's Shares, and Shares of the Fund should be considered illiquid.

Operating Expenses

     The operating expense ratio of the Fund can be expected to be higher than that of investment companies investing in more established securities markets because the expenses of the Fund, including management and custodian fees, will generally be higher than the expenses of such other funds. See "Fund Expenses."

Net Asset Value Discount; Non-Diversification

     The Fund is a newly organized closed-end investment company with no prior operating history. Prior to the Offering, there has been no public market for the Fund's Shares. Shares of closed-end investment companies that invest primarily in foreign countries frequently trade at a discount from net asset value and the initial public offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The risk of purchasing shares of a closed-end investment company that might trade at a discount from net asset value is more pronounced for investors who purchase shares in the initial public offering and who determine to sell their shares in a relatively short period of time thereafter. For those investors, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxation." This intention should not be regarded as assurance that the diversification requirements will, in fact, be met. In addition, the Board of Trustees has adopted a non-fundamental policy under which the Fund does not intend to invest more than 10% of its assets in the securities of any one issuer. See "Taxation--U.S. Federal Income Taxes" and "Investment Restrictions."

Debt Securities--High Yield, High Risk Securities

     The Fund may invest in debt securities of Russia/Eurasia Companies which may be unrated or low-rated. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, the debt securities may have speculative characteristics. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of the issuer. During periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     The Fund may invest in debt securities rated lower than BBB by S&P and Baa by Moody's. Low-rated debt securities may involve greater risks of loss of income and principal than higher-rated securities, are speculative in nature, and are commonly known as "high yield" securities or "junk bonds." The unrated debt securities in which the Fund may invest will generally involve risks equivalent to those of low-rated debt securities. Although high risk, low-rated debt securities and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income. Securities having the lowest rating for non-subordinated debt instruments assigned by S&P and Moody's (i.e., rated CCC by S&P or C by Moody's) are considered to have extremely poor prospects of ever attaining any real investment standing; to be unlikely to have the capacity to pay interest or repay principal when due in the event of adverse business, financial or economic conditions; and/or to be in default or not current in the payment of interest or principal. In addition, the markets in which unrated and low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated or low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of unrated or low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in unrated or low-rated debt securities, be more dependent upon creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

     Low-rated debt securities and comparable unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated and unrated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated or unrated debt securities defaults, the Fund may incur additional expenses in seeking recovery.

     The Fund may also invest in Structured Investments which involve certain risks. See "Investment Objective and Policies." In addition to the credit risk of the issuer of the underlying security and the normal risks of price changes in response to underlying interest rates, the value of a Structured Investment may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain Structured Investments, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, the price of Structured Investments may be more volatile than the price of the underlying instrument. The Fund is permitted to invest in classes of Structured Investments which are subordinated to the right of payment of another class, which typically present greater risks than unsubordinated Structured
Investments. Structured Investments are typically sold in private placement transactions and currently have no active trading market.

Use of Derivative Instruments and Hedging Transactions

     The Fund is authorized to engage in certain transactions involving the use of derivative instruments, including forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, interest rate futures and options thereon, stock index futures contracts and options thereon, and other equity-linked derivatives, including equity-linked swaps and other contractual arrangements with brokers and other financial intermediaries in which the value of the Fund's contractual interest will be linked with or based on the value of equity securities or equity securities indices.

     The Fund may seek to protect the value of some or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund is authorized to enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as to purchase put or call options on foreign currencies, in U.S. or foreign markets, to the extent available. In order to hedge against adverse market shifts, the Fund is permitted to purchase put and call options on stocks, write covered call options on stocks and enter into stock index futures contracts and related options. The Fund also is authorized to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of the Fund's hedging strategies, see "Additional Investment Practices" and Appendix ... to this Prospectus. Currently, these hedging transactions are unavailable in many of the markets in which the Fund may invest; therefore, there can be no assurance that instruments suitable for hedging currency or market or interest rate shifts will be available at the time when the Fund wishes to use them.

Borrowing

     The Fund may borrow for temporary purposes and in connection with repurchases of its Shares or tender offers or to pay dividends or distributions required for tax purposes. See "Additional Investment Practices--Borrowing." Money borrowed will be subject to interest and other costs, which may include commitment fees and/or the cost of maintaining minimum balances.


                         ADDITIONAL INVESTMENT PRACTICES

     The Fund is authorized to use the various investment strategies described below, some or all of which may be classified as derivatives, to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the 1940 Act, the Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Manager. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia/Eurasia Region countries and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

Forward Foreign Currency Contracts and Options on Foreign Currencies

     The Fund will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into forward contracts with terms of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock" in the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The second investment practice is generally referred to as "cross-hedging." Cross-hedging involving the use of currencies of Russia/Eurasia Region countries may involve special risks. Many of these currencies may have a limited trading history and/or are particularly volatile, making any anticipation of movement difficult and increasing the risk of loss. See "Risk Factors and Special Consideration--Foreign Currency and Exchange Rates." The Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not accurately predicted.

     The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. The Fund may purchase or write options that are traded on U.S. and foreign exchanges or over-the-counter from banks, securities dealers, or other financial institutions.

Futures Contracts

     For hedging purposes only, the Fund may buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

     When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See Appendix ___ to this Prospectus.

Options on Securities or Indices

     The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.

Loans of Portfolio Securities

     The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. The loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities and irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to 102% of the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities.

When-Issued and Delayed Delivery Securities

     The Fund may purchase equity and debt securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. The securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date to attempt to "lock" in gains or avoid losses, or if otherwise deemed advisable by the Investment Manager.

     Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, and therefore there could be an unrealized loss at the time of delivery. In addition, while an issuer of when-issued securities has made a commitment to issue the securities as of a specified future date, there can be no assurance that the securities will be issued and that the trade will settle. In the event settlement does not occur, any appreciation in the value of the when-issued security would be lost, including the amount of any appreciation "locked" in by the sale of an appreciated security prior to settlement. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's net commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of the commitments.

Investment Companies

     The Fund may invest in other investment companies which invest principally in securities in which the Fund is authorized to invest. These other investment companies may include investment companies, some of which may be organized outside of the United States, whose shares are only available to a limited number of United States investors. Under the 1940 Act, in the absence of an exemptive order from the Commission, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies and not more than 5% of the Fund's total assets may be invested in the securities of any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time the shares are purchased. To the extent the Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment companies will result in special U.S. federal income tax consequences described below under "Taxation."

Borrowing

     The  Fund  will not  employ  leverage  to  purchase  portfolio  securities.
However, the Fund may borrow money for temporary or emergency purposes (including, for example, clearance of transactions) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed), and may borrow money in connection with repurchases of its Shares or tender offers (see "Description of Shares") or to pay dividends or distributions required for tax purposes in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed). The Fund will not purchase portfolio securities during any period when borrowings exceed 5% of its total assets.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective and Policies"). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in value or relative size of the position will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph 1 below, it will not constitute a violation if, prior to receipt of securities upon exercise of the rights, and after announcement of the rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of the rights.

     As a matter of fundamental policy:

     (1) the Fund may not invest 25% or more of the total value of its assets in a particular industry. For purposes of this restriction, a foreign government (but not the United States government) is deemed to be an "industry," and supranational organizations, in the aggregate, are deemed to be an "industry";

     (2) the Fund may not issue senior securities or borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities;

     (3) the Fund may not purchase or sell commodities or commodity contracts except for futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;

     (4) the Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter; or

     (5) the Fund may not purchase real estate, except that the Fund may (i) purchase securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, (ii) make or purchase real estate mortgage loans, and (iii) purchase interests in real estate limited partnerships.

     (6) the Fund may purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed deposits). In addition, the Fund may make loans, which may take the form of the purchase of debt obligations that are not publicly distributed. The Fund may also enter into repurchase agreements with respect to portfolio securities.

                             MANAGEMENT OF THE FUND

Investment Manager

     The Fund's Investment Manager is Templeton Asset Management Ltd. The Investment Manager is a Singapore corporation that is registered under the U.S. Investment Advisers Act of 1940, as amended, with offices at 20 Raffles Place, Singapore. An affiliate of the Investment Manager has established a representative office in Moscow located at Leninsky Prospect 113/1, E-516 Park Place, Moscow, Russia, which currently has a staff of securities analysts, and a representative office in Poland, located at ____________________, Poland, which currently has a staff of ______ securities analysts. The Investment Manager expects these offices to provide it with a valuable resource for research and securities analysis with regard to securities of Russia/Eurasia Companies. Dr.
J. Mark Mobius, Managing Director of the Investment Manager, will be the Fund's principal portfolio manager of the team of [_____] investment professionals that will manage the Fund in Singapore. The Investment Manager also serves as investment manager to Templeton Russia Fund, Inc. and Templeton Vietnam Opportunities Fund, Inc., two closed-end management investment companies registered under the 1940 Act. For information on similar funds managed by the Investment Manager, see Appendix ___. In addition, an affiliate of the Investment Manager serves as investment manager to seven other U.S. investment companies (or series thereof) and [ ] non-U.S. public and private funds that invest primarily in equity securities of issuers in emerging markets, with assets totaling $____________ billion as of __________, 1997. The seven other U.S. investment companies are registered under the 1940 Act and invest primarily in equity securities of issuers in emerging markets: Templeton Emerging Markets Fund, Inc., Templeton China World Fund, Inc., Templeton Emerging Markets Appreciation Fund, Inc., and Templeton Dragon Fund, Inc., closed-end management investment companies, and Templeton Developing Markets Trust, the Emerging Markets Series of Templeton Institutional Funds, Inc., and the Templeton Developing Markets Fund series of Templeton Variable Products Series Fund, open-end management investment companies (or series thereof).

     The Investment Manager is wholly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Manager and its affiliates manage over $214 billion in assets. The Templeton organization has been investing globally since 1940. The Investment Manager and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, the United Kingdom, the United States, and Vietnam.

     Prior to joining the Templeton organization in 1987, Dr. Mobius was president of the International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and a director of Vickers da Costa, Hong Kong (an international securities firm) (1983-1986). Dr. Mobius began working in Vickers da Costa's Hong Kong office in 1980 and moved to Taiwan in 1983 to open the firm's office there and to direct operations in India, Indonesia, Thailand, the Philippines and Korea. Before joining Vickers da Costa, Dr. Mobius operated his own consulting firm in Hong Kong from 1970 until 1980. Prior to 1970, Dr. Mobius was a research scientist for Monsanto Overseas Enterprises Company in Hong Kong and the American Institute for Research in Korea and Thailand. Dr. Mobius holds a BA in fine arts from Boston University, an MA in mass communications from Boston University, and a Ph.D. in economics from the Massachusetts Institute of Technology.

     Subject to applicable regulations, Shares of the Fund may be purchased by certain discretionary accounts of the Investment Manager and its affiliates.

The Investment Management Agreement

     Under the Investment Management Agreement between the Fund and the Investment Manager (the "Management Agreement"), the Investment Manager will manage the Fund's assets in accordance with the Fund's stated investment objective, policies and restrictions and subject to the supervision of the Fund's Board of Trustees and will make investment decisions on behalf of the Fund, including the selection of, and placement of orders with, brokers, dealers and banks to execute portfolio transactions on behalf of the Fund. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Fund.

     For its services, the Investment Manager will receive a monthly fee, payable in arrears in U.S. dollars, at an annual rate of 1.35% of the Fund's average weekly net assets. This fee is higher than those paid by most other U.S. investment companies, because of the additional time and expense required of the Investment Manager in pursuing the Fund's policy of investing in Russia/Eurasia Company securities. It is expected, however, that the Fund's investment management fee will be comparable to those of other U.S. closed-end investment companies of comparable size that invest primarily in securities of emerging market issuers.

     The Fund will pay or cause to be paid all of it expenses, including: fees paid to the Investment Manager and the Administrator; organization expenses (which include out-of-pocket expenses, but not overhead or employee costs, of the Investment Manager); legal expenses; auditing and accounting expenses; taxes and governmental fees; stock exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agent and registrar; expenses of preparing share certificates and other expenses in connection with the issuance, offering or underwriting of securities issued by the Fund; expenses related to shareholder servicing; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs, including legal fees, associated with acquiring or disposing of portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends of shareholders; costs of stationery; and litigation expenses, and costs of shareholders' and other meetings.

     The Management Agreement provides that the Investment Manager will select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies (see "Portfolio Transactions and Brokerage"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Manager and other investment advisory clients of the Investment Manager and of its affiliates, as well as the Fund, the value of those services is indeterminable and the Investment Manager's fee is not reduced by any offset arrangement by reason thereof.

     Under the Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients that may invest in the same types of securities as the Fund and, in providing those services, the Investment Manager may use information furnished by others. Conversely, information furnished by others to the Investment Manager in providing services to other clients may be useful to the Investment Manager in providing services to the Fund. When the Investment Manager determines to buy or sell the same security for the Fund that the Investment Manager or one or more of its affiliates has selected for one or more of its other clients or for clients of its affiliates, orders are placed for execution by methods determined by the Investment Manager, with approval by the Fund's Board of Trustees, to be impartial and fair.

     The Management Agreement provides that the Investment Manager will have no liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Management Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions that might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which the assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Management Agreement.

     The Management Agreement by its terms continues in effect for a period of two years from its initial date hereof. If not sooner terminated, it will continue in effect for successive periods of twelve months thereafter as long as each continuance is specifically approved annually by a vote of a majority of the members of the Board of Trustees who are not interested persons of the Investment Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Board of Trustees or of the Fund's outstanding voting securities. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act), and may be terminated by either party at any time without payment of any penalty on 60 days' written notice, provided that termination by the Fund is approved by a majority of the Trustees of the Fund in office at the time or by vote of a majority of the Fund's outstanding voting securities.

     The Investment Manager may retain the services of consultants and, with the approval of the shareholders and the Board of Trustees of the Fund, including a majority of the Fund's "non-interested" Trustees, sub-investment advisers at no additional cost to the Fund when the Investment Manager determines it to be appropriate.

Administrator

     Franklin Templeton Services, Inc. (the "Administrator"), 777 Mariners Island Blvd., San Mateo, California 94403-7777, will enter into an Administration Agreement with the Fund, under which the Administrator will perform certain administrative functions for the Fund, including: (i) providing office space, telephone, office equipment and supplies for the Fund: (ii) paying compensation of the Fund's officers; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of periodic reports to shareholders, notices of dividends, capital gains distributions and tax credits, and attending to correspondence and other communications with individual shareholders; (v) pricing the Fund's portfolio securities and supervising publication of the net asset value of the Fund's Shares, earnings reports and other financial data; (vi) monitoring relationships with organizations serving the Fund, including the custodian, transfer agent, sub-administrator and printers; (vii) providing trading desk facilities to the Fund; (viii) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent), and preparing and filing Fund tax reports other than the Fund's income tax returns; and (ix) providing executive, clerical and secretarial help needed to carry out these responsibilities.

     For its services, the Administrator will receive a monthly fee, payable in arrears in U.S. dollars, at an annual rate of 0.15% of the Fund's average weekly net assets. The Administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the Administration Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement may be terminated by either party at any time on 60 days' written notice without payment of any penalty, provided that termination by the Fund is approved by a majority of the Trustees of the Fund in office at the time or by vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically in the event of its assignment. The Administrator may delegate any or all administrative functions to a sub-administrator.

                              TRUSTEES AND OFFICERS

     The names and addresses of the Trustees and officers of the Fund are set forth below, together with their positions with the Fund and their principal occupations during the past five years, and, in the case of the Trustees, their positions and certain other organizations and publicly held companies.

         Name, Address and                    Principal Occupation During
       Position with the Fund                       Past Five Years

[TO BE PROVIDED]












*___________________ are "interested persons" of the Fund under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. [DISCLOSE AFFILIATION]. The remaining Board members of the Fund are not interested persons (the "independent members of the Board").

The table above shows the officers and Board members who are affiliated with the Investment Manager. Nonaffiliated members of the Board and _______are currently paid an annual retainer and/or fees for attendance at Board and committee meetings, the amount of which is based on the level of assets in the Fund. Accordingly, the Fund pays the nonaffiliated Board members and _________ an annual retainer of $1,000, a fee of $100 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the estimated compensation of Trustees by the Fund for the fiscal year ending March 31, 1998 and total fees paid to nonaffiliated Board members and ___________ by other funds in the Franklin Templeton Group of Funds for the calendar year ended December 31, 1996.



                                              Total Fees Received from     Number of Boards in the
                     Estimated Fees to be        the Franklin Templeton     Franklin Templeton Group
                    Received from the Fund1         Group of Funds2          of Funds on which Each
                                                                                   Serves3
  Name
  -------------    --------------------------  ---------------------------  --------------------------



[TO BE PROVIDED]




1.    Estimated for the fiscal year ending March 31, 1998.
2.    For the calendar year ended December 31, 1996.
3. The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes ______ registered investment companies, with approximately ________ U.S. based funds or series.



Nonaffiliated members of the Board and ________ are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith.

     Purchase and sale orders are usually placed with brokers who are selected by the Investment Manager as being able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account a number of other considerations as hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves considerations, including, without limitation, the overall direct net economic result of the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

     The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, including brokerage and research services regarding direct investments, as such services are defined in Section 28(e) at the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Fund and/or other accounts, if any, for which the
Investment Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act). Commission rates in foreign countries, which are sometimes fixed rather than negotiable as in the United States, are likely to be higher than rates in the United States. With respect to transactions as to which fixed minimum commission rates are not applicable, the Investment Manager is authorized to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Investment Manager in making the selection in question determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or of the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching a determination, the Investment Manager is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of the services. In demonstrating that determinations were made in good faith, the Investment Manager must be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will be taken into account (i) the Fund's policy that obtaining a low commission is deemed secondary to obtaining a favorable securities price, because it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission, and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Investment Manager and are useful to the Investment Manager in performing advisory services under the Management Agreement. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under such Agreement.

                                 NET ASSET VALUE

     Net asset value will be calculated on a daily basis and published on a weekly basis. To obtain the Fund's closing net asset value as of the previous day, call 1-800-DIAL-BEN (1-800-342-5236) after 10:00 am Eastern time on any business day. Net asset value will be calculated by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded unless management believes, in the case of a particular security, that the over-the-counter market represents the principal market for such security. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the last current bid and asked price will be used. Occasionally, events which affect the value of securities and exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of securities occur during that period, then the securities will be valued at fair values as determined by the management pursuant to procedures approved in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair values as determined by the management pursuant to procedures approved in good faith by the Board of Trustees. The Fund's direct investments will initially be valued at cost. Subsequently, the Board will review, at least quarterly, the valuation of each investment in the light of reports prepared by the Administrator. If the Board determines that there has been a material change of a long-term nature in the value of the investment and that the Investment Manager has sufficient reliable information available to it to revalue the investment, the investment will be revalued. The Investment Manager will monitor corporate events, including subsequent financings by the issuer, as well as any economic and market factors directly affecting the issuer, in assessing the valuation of direct investments. Also, pursuant to the requirements of the 1940 Act, the Fund's assets will be subject to an independent audit on an annual basis. However, given the high number of illiquid investments, including direct investments, which are likely to be made by the Fund, valuation of the Fund's portfolio will involve an element of judgment. See "Risk Factors and Special Considerations--Illiquid Securities" and "--Direct Investments."

     Shares of closed-end investment companies frequently trade at a discount from the net asset value, but in certain instances have traded above net asset value. The Fund cannot predict whether its Shares will trade above or below net asset value.

             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     The Fund intends to distribute to the shareholders, at least annually, substantially all of its net investment income and net realized capital gains.

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Fund Shares are registered in the shareholder's own name will have all distributions reinvested automatically in additional Shares of the Fund by Mellon Securities Trust Company (the "Plan Agent") as agent under the Plan unless the shareholder elects to have distributions in cash. Shareholders whose Shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have their Shares registered in their own name to participate in the Plan. Investors who own Shares of the Fund registered in street name should contact their broker or nominee for details. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder (or, if the Shares are held in street or other nominee name, then to the nominee) by Mellon Securities Trust Company as dividend paying agent. The terms and conditions of the Plan are contained in Appendix .

     The Plan Agent serves as agent for the shareholders in administering the Plan. When the Fund declares a dividend or capital gains distribution, participants in the Plan will receive Shares of the Fund, as outlined below, with the number of Shares determined as of the time of purchase (generally, the payable date of the dividend ) or at another date determined by the Board of Trustees. Whenever market price is equal to or exceeds net asset value at the time Shares are valued for the purpose of determining the number of Shares to be received, participants will be issued Shares of the Fund at a price equal to net asset value but not less than 95% of the then-current market price of the Fund's Shares. The Fund will not issue Shares under the Plan at a price below net asset value. If net asset value determined at the time of purchase exceeds the market price of Fund Shares at that time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Trustees should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund valued at net asset value.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. A $5.00 fee will be imposed for withdrawal from participation in the Plan. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least 90 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at Mellon Securities Trust Company, Dividend Reinvestment Services,
_________________________________.



                                    TAXATION

U.S.  Federal  Income  Taxes

     The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, with respect to each taxable year, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures contracts, and forward contracts) derived with respect to the Fund's business of investing in stocks, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its shareholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed; however, even if the Fund qualifies as a regulated investment company, it will be subject to tax on the income and gains which it does not distribute in a timely manner. See also the discussion of passive foreign investment companies below. Investment company taxable income includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund may borrow money or liquidate assets to make such distributions.

     If the Fund fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in that case, all of the Fund's distributions to its shareholders will be characterized as ordinary income (to the extent of the Fund's current and accumulated earnings and profits) and shareholders will not be entitled to treat foreign income taxes paid by the Fund as having been paid by them in computing their own federal income tax liability. In contrast, as explained below, if the Fund qualifies as a regulated investment company, a portion of its distributions may be characterized as long-term capital gain in the hands of shareholders, and if the Fund meets certain requirements and so elects, shareholders may be treated as having paid the foreign income taxes paid by the Fund.

     Dividend distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in Shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net capital gain that it designates as a "capital gain dividend" and distributes in a timely manner to its shareholders. Capital gain dividends are taxable to shareholders as long-term capital gains whether paid in cash or in Shares and regardless of length of time the shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction. No later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of ordinary income dividends and capital gain dividends.

     If the Fund retains all or a portion of its net capital gain, it will be subject to a tax at current rates of up to 35% of the amount retained. The Board of Trustees of the Fund will determine at least once a year whether to distribute any net capital gain. The Fund expects to designate any amounts retained as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their respective shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, if the Fund designates amounts as undistributed capital gains, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Shareholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

     Any dividend declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been paid by the Fund and received by each shareholder on December 31, provided that such dividend is actually paid by the Fund during January of the following year.

     If the value of Shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

     If the Fund is the holder of record of corporate stock on the record date for any dividends payable with respect to such stock, such dividends must be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     Certain types of debt securities that the Fund may acquire may be considered as having original issue discount or market discount. Original issue discount is included in the Fund's taxable income (which generally must be distributed to shareholders) over the period during which the Fund holds the debt security, even though no periodic payments representing the original issue discount are received by the Fund. Generally, unless the Fund makes certain elections, market discount is not included in the Fund's taxable income before actual payments on a market discount debt security are received. Original issue discount and market discount are characterized as ordinary income.

     Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute or be deemed under Code rules to have distributed annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. However, as noted above, a special provision applies to certain distributions paid during January.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), require the Fund to recognize gain from constructive sales of certain appreciated financial positions or otherwise accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments.

     Effect of Foreign Currencies; "Section 988" Gains or Losses. The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Some of the Fund's investments will be maintained and income therefrom calculated by reference to certain foreign currencies (including Russian Rubles) and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement for qualification as a regulated investment company. Even if the Fund so qualified, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.
Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain forward contracts, futures, and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

     Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

     Foreign Taxes. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. See the discussion below for a summary of certain Russian taxes. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under United States income tax principles as having been paid by the Fund's Shareholders. For any year for which the Fund makes such an election, each Shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the Shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduction of their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to Shareholders, the Fund will notify Shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment type income, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund's income flows through to its Shareholders. With respect to the Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including
Section 988 gains, may have to be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the Fund's shares are held by the Fund or the Shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

     The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     Shareholder Dispositions of Fund Shares. Upon the sale or exchange of Shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and its basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the Shares is more than 18 months, mid-term if the holding period is more than one year but not more than 18 months, and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

     An amount received by a shareholder from the Fund in exchange for Shares (pursuant to a repurchase of Shares or otherwise) generally will be treated as a payment in exchange for the Shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a shareholder exceeds the fair market value of the Shares tendered, or if a shareholder does not tender all of the Shares owned or deemed under the Code to be owned by the shareholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any shareholders who do not tender their Shares could be deemed, under certain circumstances, to have received a taxable distribution of Shares as a result of their increased proportionate interest in the Fund.

     Backup Withholding. The Fund may be required to withhold 31% of reportable payments (which may include dividends, capital gain distributions, and redemption proceeds, if any) to certain shareholders. A shareholder generally may avoid becoming subject to this requirement by filing an appropriate form certifying under penalties of perjury that such shareholder's taxpayer identification number is correct and that he is not subject to backup withholding, or is exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability. Additional tax withholding requirements that apply with respect to foreign shareholders are discussed below.

     Foreign Shareholders. U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

     Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

     Distributions of capital gain dividends to a non-resident alien who is present in the United States for fewer than one hundred eighty-three days during the taxable year will not be subject to the 30% U.S. withholding tax. A non-resident alien who is physically present in the United States for more than one hundred eighty-two days during the taxable year generally is treated as a resident for U.S. federal income tax purposes, in which case he or she will be subject to U.S. federal income tax on his or her worldwide income including ordinary income and capital gain dividends at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of distributions of capital gain dividends under the backup withholding system unless the foreign shareholder makes required certifications to the Fund on a properly completed U.S. Internal Revenue Service Form W-8. The amount so withheld could be applied as a credit against any U.S. tax due from the shareholder or, if no tax is due, refunded pursuant to a claim therefor properly filed on an income tax return.

     Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of net investment income and net capital gains, and any gains realized upon the sale of Shares of the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such shareholders may also be subject to the 30% branch profits tax.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Notices. Shareholders will be notified annually by the Fund of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Taxation of Russian Eurasia Region Countries

      [TO BE PROVIDED]

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.


                              DESCRIPTION OF SHARES

     The Agreement and Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, of $0.01 par value. Shares of the Fund, when issued, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Holders of the Shares are entitled to one vote per Share on all matters to be voted upon by shareholders and will not be able to cumulate their votes in the election of Trustees. Thus, holders of more than 50% of the Shares voting for the election of Trustees have the power to elect 100% of the Trustees. Under rules of the New York Stock Exchange, the Fund is required to hold annual meetings of shareholders. All Shares are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Trustees out of funds available therefor. In the event of liquidation, dissolution or winding up of the Fund, each Share is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses.

     The Fund does not presently intend to offer additional Shares, except that additional Shares may be issued under the Plan. Other offerings of the Fund will require approval of the Fund's Board of Trustees and may require shareholder approval. Any additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that Shares may not be sold at a price below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund is a closed-end investment company, and its shareholders will not have the right to cause the Fund to redeem their Shares. The Fund, however, may repurchase Shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per Share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Fund may borrow to finance the repurchase of Shares. However, the payment of interest on any borrowings will increase the Fund's expenses. In addition, the Fund is required under the 1940 Act to have "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as those terms are defined in the 1940 Act. Asset coverage must equal 300% immediately following any borrowing, any payment of dividends or distributions on the Shares and any repurchase of the Shares.

     The Fund's Shares will trade in the open market at a price which will be a function of several factors, including their net asset value. The shares of closed-end investment companies frequently trade at a discount from their net asset values. The risk of the Shares trading at a discount may be greater for investors selling their Shares in a relatively short period following completion of the Offering. See "Risk Factors and Special Considerations." No assurance can be given that it will be possible for investors to resell Shares of the Fund at or above the initial public offering price or that the market price of the Fund's Shares will equal or exceed net asset value. Because the Fund may repurchase its Shares at prices below their net asset value or make a tender offer for its Shares, the net asset value of those Shares that remain outstanding will be increased. Although Share repurchases and tender offers may have a favorable effect on the market price of the Fund's Shares, it should be recognized that the acquisition of Shares by the Fund will decrease its total assets and therefore may increase the Fund's expense ratio. In addition, the sale of portfolio securities to finance the acquisition of Shares would increase the Fund's portfolio turnover rate. Except for the limited circumstances described below, the Fund has not established any policy with respect to tender offers or Share repurchases, has not established any program for tender offers or Share repurchases, and has not established a schedule for considering the adoption of such a program. Additionally, the Board of Trustees is under no obligation to consider a share repurchase program, tender offer, or any other means of reducing a discount from net asset value.

     Currently, the Trustees intend not to accept tenders or effect repurchases when, (i) if consummated, then would (a) result in the delisting of the Fund's Shares from the New York Stock Exchange, (b) impair the Fund's status as a regulated investment company under the Code, or (c) result in a failure to comply with applicable asset coverage requirements; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase Shares; or
(iii) there is, in the judgment of the Trustees, any material event or condition which would have an adverse effect on the Fund or its shareholders if Shares were repurchased. The Trustees may modify these conditions in light of experience or changes in the surrounding circumstances.

     Any tender offer by the Fund will be made at a price based upon the net asset value as of the close of business on the last day of the tender offer. No open market purchases of Shares will be made by the Fund during a tender offer. Each offer will be made and shareholders notified in accordance with the requirements of the 1934 Act, and the 1940 Act, either by publication or mailing or both. Each offering document will contain the information prescribed by these laws and the rules and regulations promulgated thereunder. Persons tendering Shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered Shares. During the period of a tender offer, the Fund's shareholders will be able to determine the Fund's current net asset value (which will be calculated on each day the New York Stock Exchange is open) by use of a toll-free telephone number. Any offer to repurchase Shares directly from shareholders, other than a tender offer, could, under applicable rules under the 1940 Act, be made no more frequently than once every two years, unless more frequent repurchase offers were approved by shareholders.

     The Fund is designed for long-term investment and not as a short-term trading vehicle. The Fund has been organized as a closed-end investment company because the Investment Manager believes that a stable pool of assets is required to achieve the Fund's investment objective. The Investment Manager intends to purchase securities perceived to have the potential to benefit over the long term from the growth and opening of Russia/Eurasia Region markets. Many of these securities cannot be readily sold, and at least for several years will be illiquid. Given these factors, the Investment Manager does not believe that the Fund could be successfully operated as an open-end fund or as an interval fund that offers a periodic right to redeem shares. Realizing the benefits from the Fund's investment program is a long-term process. Accordingly, an investment in the Fund is not suitable for investors who do not have a long-term investment outlook. Investors should plan to hold shares of the Fund for a period of years.

Anti-Takeover Provisions in the Declaration of Trust

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Commencing with the first annual meeting of shareholders, the Board of Trustees will be divided into three classes, each having a term of three years. At the annual meeting of shareholders in each year thereafter, the term of one class will expire. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only by vote of the holders of at least two-thirds of the Shares of the Fund entitled to be voted on the matter.

     In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the Shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

                    (i) a conversion of the Fund to an open-end investment company;

                    (ii) a conversion of the Fund into an interval fund pursuant to Rule 23c-3 of the 1940 Act;

                    (iii)a merger  or  consolidation  of the Fund  with  another corporation; or

                    (iv) a sale of all or substantially all of the Fund's assets
                         (other than in the regular course of the Fund's investment activities.)

unless the action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of the outstanding Shares is required.

     The Board of Trustees has determined that the two-thirds voting requirements described above are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Commission for the full text of these provisions, which could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.


                                  UNDERWRITING

     Under the terms and subject to the conditions in the U.S. Underwriting Agreement dated the date hereof, each of the Underwriters of the United States [and Canadian] offering of Shares named below (the "U.S. Underwriters"), for whom Smith Barney Inc. and [ ] are acting as the Representatives (the "Representatives"), has severally agreed to purchase, and the Fund has agreed to sell to each U.S. Underwriter, the number of Shares set forth opposite the name of such U.S. Underwriter below:

U.S. Underwriter    Number of Shares      U.S. Underwriter    Number of Shares
------------------- --------------------- ------------------- -----------------

Smith Barney Inc.

                                                       Total  _________

     Under the terms and subject to the conditions contained in the International Underwriting Agreement dated the date hereof, each of the managers of the concurrent international offering of Shares named below (the "Managers"), for whom Smith Barney Inc. [ ] and [ ] are acting as lead managers (the "Lead Managers"), has severally agreed to purchase, and the Fund has agreed to sell to each Manager, the number of Shares set forth opposite the name of such Manager below:

Manager             Number of Shares       Manager         Number of Shares
------------------- ---------------------- --------------- --------------------

Smith Barney Inc. ...

                                                       Total  _________

     The U.S. Underwriters and the Managers (collectively, the "Underwriters") initially propose to offer a certain number of Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and a certain number to certain dealers at a price that represents a concession not in excess of $[ ] per share below the public offering price. The U.S. Underwriters and the Managers may allow, and such dealers may re-allow, a concession not in excess of $[ ] per share to the other U.S. Underwriters or Managers, respectively, or to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed by the U.S. Underwriters and the Managers.

     The Fund has granted to the U.S. Underwriters [and the Managers] an option, exercisable at any time and from time to time for [45] days from the date of this Prospectus, to purchase up to an aggregate of [ ] additional Shares at the public offering price set forth on the cover page of this Prospectus less underwriting discounts and commissions. The U.S. Underwriters [and the Managers] may exercise such option to purchase additional shares solely for the purpose of covering over-allotments, if any, incurred in connection with the sale of the Shares offered hereby. To the extent such option is exercised, each U.S.
Underwriter [and each Manager] will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares as the number of shares set forth opposite such U.S. Underwriter's [or Manager's] name in the preceding table[s] bears to the total number of shares in such table[s].

     The Fund, the Investment Manager, the U.S. Underwriters and the Managers have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Fund has agreed that, for a period of 180 days after the date of this Prospectus, it will not, without the prior written consent of Smith Barney Inc., offer, sell, contract to sell or otherwise dispose of any Shares (or any securities convertible into or exercisable or exchangeable for Shares) or grant any options or warrants to purchase Shares.

     The U.S. Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers pursuant to which each U.S. Underwriter has agreed that, as part of the distribution of the [ ] shares offered in the United States [and Canadian] offering: (i) it is not purchasing any such shares for the account of anyone other than a U.S. [or Canadian] Person (as defined herein), and (ii) it has not offered or sold, and will not offer, sell, resell or deliver, directly or indirectly, any of such shares or distribute any prospectus relating to the United States [and Canadian] offering outside the United States [or Canada] or to anyone other than a U.S. [or Canadian] Person. In addition, each Manager has agreed that as part of the distribution of the [ ] shares offered in the international offering: (i) it is not purchasing any such shares for the account of any U.S. [or Canadian] Person, and (ii) it has not offered or sold, and will not offer, sell, resell or deliver directly or indirectly, any of such shares or distribute any prospectus relating to the international offering in the United States [or Canada] or to any U.S. [or Canadian] Person. Each Manager has also agreed that it will offer to sell Shares only in compliance with all relevant requirements of any applicable laws.

     The foregoing limitations do not apply to stabilization transactions or to certain other transactions specified in the U.S. Underwriting Agreement, the International Underwriting Agreement and the Agreement Between U.S. Underwriters and Managers, including: (i) certain purchases and sales between the U.S. Underwriters and the Managers, (ii) certain offers, sales, resales, deliveries or distributions to or through investment advisors or other persons exercising investment discretion, (iii) purchases, offers or sales by a U.S. Underwriter who is also acting as Manager or by a Manager who is also acting as a U.S. Underwriter, and (iv) other transactions specifically approved by the Representatives and the Lead Managers. As used herein, "U.S. [or Canadian] Person" means any resident or national of the United States [or Canada], any corporation, partnership or other entity created or organized in or under the laws of the United States [or Canada] or any estate or trust, the income of which is subject to United States [or Canadian] income taxation regardless of the source of its income (other than the foreign branch of any U.S. [or Canadian] Person), and includes any United States [or Canadian] branch of a person other than a U.S. [or Canadian] Person.

     [Any offer of shares in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the relevant province of Canada in which such offer is made.]

     [Prior to _____________, 1997, the Shares will not be offered or sold in the United Kingdom, by means of any document, other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent or in circumstances which do not constitute an offer to the public within the meaning of the Companies Act, 1985. On or after _______________, 1997, the Shares will not be offered or sold in the United Kingdom other than to persons whose ordinary activities involve the acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or in circumstances which do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulations 1995. Any document issued in connection with the issue or sale of the Shares, including the Prospectus, will be issued or passed on only to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 or is a person to whom the document may otherwise lawfully be issued or passed on.]

     No action has been or will be taken in any jurisdiction by the Fund or the Managers that would permit an offering to the general public of the Shares in any jurisdiction other than the United States.

     Purchasers of the Shares may be required to pay stamp taxes and other charges in accordance with the laws and practices of the country of purchase, in addition to the offering price set forth on the cover page hereof.

     Pursuant to the Agreement Between U.S. Underwriters and Managers, sales may be made between the U.S. Underwriters and the Managers of such number of Shares as may be mutually agreed. The price of any Shares so sold shall be the public offering price as then in effect for Shares being sold by the U.S. Underwriters and the Managers, less all or any part of the selling concession, unless otherwise determined by mutual agreement. To the extent that there are sales between the U.S. Underwriters and the Managers pursuant to the Agreement Between U.S. Underwriters and Managers, the number of Shares initially available for sale by the U.S. Underwriters and by the Managers may be more or less than the number of shares appearing on the front cover of this Prospectus.

     The U.S. Underwriting Agreement and the International Underwriting Agreement each provide that it may be terminated in the absolute discretion of Smith Barney Inc., without liability on the part of any of the Underwriters to the Fund or the Investment Manager if prior to the closing date for the purchase of the Shares or the closing date for the Shares pursuant to the over-allotment option, as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or the NASDAQ Small Market, or the major Russian Stock Exchanges shall have been suspended or materially limited or trading in securities of the Fund shall have been suspended or materially limited, (ii) additional material governmental restrictions, not in force on the date of the U.S. Underwriting Agreement or International Underwriting Agreement, have been imposed upon trading in securities generally, or a general moratorium on commercial banking activities in New York and in Russia shall have been declared by either federal or state authorities, or (iii) any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it in the judgment of Smith Barney Inc. impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of this Prospectus or to enforce contracts for the resale of the Shares by the Underwriters.

     Prior to the offering, there has been no public market for the Shares of the Fund. [During an initial period which is not expected to exceed [three] months from the date of this Prospectus, the Fund's Shares will not be listed on any securities exchange. Additionally, during such period, neither the Underwriters nor any other person intends to make a market in the Fund's Shares, although a limited market may develop. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. The Fund intends to apply for listing of its Shares on the New York Stock Exchange under the symbol "REF" so that trading on that Exchange will begin no later than [three] months from the date of this Prospectus if the listing is granted. The Fund expects that it will meet the New York Stock Exchange standards for listing. In the event the Fund's Shares are not approved for listing on the New York Stock Exchange at the end of the [three-month] period, the Fund intends to apply either to have the Fund's Shares listed on the American Stock Exchange or traded on the NASDAQ National Market System.

     The Fund has agreed to pay the Underwriters $_____________ in partial reimbursement of their expenses.

     The Fund anticipates that the Representatives and certain of the Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

                CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT

     The Chase Manhattan Bank is the custodian of the Fund's assets. Its address is MetroTech Center, Brooklyn, New York 11245. The custodian may employ subcustodians outside the U.S. approved by the Board of Trustees in accordance with regulations under the 1940 Act. ChaseMellon Shareholder Services is the transfer and dividend paying agent and registrar for the Fund. Its address is ___________________________________. Any or all transfer agency functions may be delegated to a sub-transfer agent.

                               PUBLIC ACCOUNTANTS

     The statement of assets and liabilities included in this Prospectus has been examined by McGladrey & Pullen, LLP, independent certified public accountants, 555 Fifth Avenue, New York, New York 10017, as indicated in their report with respect thereto, and has been included herein in reliance upon the authority of said firm as experts in giving said report.

                                  LEGAL MATTERS

     Certain matters under U.S. law in connection with this offering will be passed on for the Fund by Dechert Price & Rhoads, Washington, D.C. and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom, Boston, Massachusetts. Counsel will rely on the opinion of , as to certain matters of Delaware law. Matters of Russian law will be passed on for the Fund and the Underwriters by
-------------------------------------.

                             ADDITIONAL INFORMATION

     The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the U.S. Securities Act of 1933, as amended, relating to the Shares offered hereby. For further information with respect to the Fund and its Shares, reference is made to such Registration Statement and the exhibits filed with it.

                      [Financial statements to be provided]

                                                                     APPENDIX A

               [Multi-Industry Sector Information To Be Provided]

                                                                     APPENDIX B

                             THE RUSSIAN FEDERATION

         The information set forth in this Appendix has been extracted from various government and private publications. The Fund and its Board of Directors make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify it; furthermore, no representation is made that any correlation exists between Russia, or its economy in general, and the Fund.

                               GENERAL INFORMATION

Geography and Population

         Russia covers an area of over 6.6 square million miles, almost twice the size of the United States. It is the largest country in the world, covering one-eighth of the world's land surface, and spans eleven time zones. Russia is divided into the following administrative units: 66 provinces, two metropolitan cities (Moscow and St. Petersburg), 21 ethnic republics with their own independent governments, and ten national regions. Russia has a population of approximately 147.5 million. Russia continues to have a sizable, well-educated intelligentsia and skilled labor force.

Political Background and Government

         In the early 1900's, poor economic conditions caused revolutionary movements to develop in the Russian empire, which led to the fall of the Romanov dynasty in March 1917. On November 7, 1917, the Bolsheviks took power and created the communist state of the Russian Soviet Federative Socialist Republic (the Russian Federation). In 1922, the Union of Soviet Socialist Republics (U.S.S.R.) was formed.

         The U.S.S.R. was a centralized communist system consisting, after World War II, of fifteen republics. The Russian Federation was the largest and most dominant republic in the U.S.S.R. The Russian Federation accounted for over 60% of Soviet Gross National Product and comprised over half of the total population of the U.S.S.R. Russians also dominated the Soviet military, the Communist Party, and the KGB. In the 1980's, the U.S.S.R. began to collapse, due in large part to the republics' demands for independence and economic reforms which undermined the centralized communist system. In August 1991, hardliners in the army and Communist Party attempted a military coup. The coup failed, and it was the downfall of communist power in the U.S.S.R. The republics each declared independence from the U.S.S.R., and the Communist Party was suspended. By the end of 1991, Soviet President Mikhail Gorbachev lost his position as president and the U.S.S.R. was disbanded.

         After the collapse of the Soviet Union, Russia was politically unstable. The government, which launched radical economic reforms and policies attempting stabilization, was opposed by conservatives, represented by the Congress of People's Deputies (the CPD), and the Supreme Soviet. Much of the political instability arose from the issue of whether the president of Russia or the CPD held ultimate constitutional power. Boris Yeltsin was elected president of Russia in June 1991, in the first fully free presidential election in Russia. However, in December 1992, the CPD and the Supreme Soviet caused Egor Gaidar, the acting prime minister, to be replaced with Viktor Chernomyrdin, who was thought to be more conservative. In April 1993, President Yeltsin forced a referendum to ascertain the level of the electorate's confidence in his government. The referendum results showed strong support for Mr. Yeltsin and his reforms.

         In September 1993, President Yeltsin dissolved the CPD and the Supreme Soviet. Opponents of President Yeltsin in the CPD refused to comply and nominated an alternative government and president. On October 3, 1993, opposition supporters led an armed insurrection, which failed. Since the failed coup, the political situation has become more stable, although elections for the newly created State Duma showed sweeping gains for the right wing Liberal Democrat party led by the nationalist Vladimir Zhirinovsky.

         The Russian constitution was approved by a referendum in December 1993. As a result the legislature was changed to create a Federation Council and a State Duma (with 450 representatives). The Constitution provides the president with considerable powers, including command authority over the armed forces and Security Council, and nominating the highest state officials. The president also has authority, under certain circumstances, to dissolve the State Duma. Although elected initially in December 1993, the Federation Council was reformed in January 1996, and is now an appointed body comprised of ex-officio heads of both the executive and legislative branches of each of the subdivisions which comprise the Russian Federation. The State Duma continues to be elected one-half from party lists and the other half on the basis of geographical districts.

         The December 1995 State Duma elections resulted in an increase in representation of anti-government parties consisting of the Communist Party of the Russian Federation ("CPRF") and other political parties with which it is allied. Consequently, the anti-government parties hold a majority of parliamentary seats with respect to most issues. On the other hand, in 1996-97 the government came to be dominated increasingly by a coalition of practically-minded liberals and reform-oriented centrists which are broadly supportive of Yeltsin. The next parliamentary elections are due to be held in December 1999, with a presidential election to follow in June 2000. As Mr. Yeltsin is currently serving his second term, he will not be a candidate for the presidency in 2000.

International Relations

         After the collapse of the U.S.S.R. in 1991, Russia succeeded to the diplomatic network and military power of the U.S.S.R. Russia is in the process of gradually reconciling with the West and opening up economically. In 1992, eleven of the fifteen former Soviet republics, including Russia, formed the Commonwealth of Independent States (CIS), which was intended to function as a vehicle for mutual cooperation. The CIS has failed to evolve into a strong union.

         In May 1994, Russia agreed to participate in NATO's Partnership for Peace, a loose association between NATO and all of the countries of the former Soviet bloc. In May 1997, Russia and the 16 NATO members signed the "Founding Act on Mutual Relations, Cooperation and Security" which (i) clears the way for a decision on new members to enter NATO in the face of previously vigorous opposition by Russia to NATO's potential expansion eastward and (ii) set up a NATO-Russia Permanent Joint Council for consultation between NATO and Russia on security matters of common interest. That agreement, however, must be ratified by the State Duma, and given the political composition of that body, may encounter significant resistance.

         Russia also continues to provide for its security, in part, through discussions with countries considered by some to be hostile to Western interests, including the People's Republic of China and Iran.

International Organizations

         Russia is a member of various international organizations, including the United Nations, of which Russia is a permanent member of its Security Council, the International Monetary Fund, the World Bank, the International Finance Corporation, and the European Bank for Reconstruction and Development. In June 1997 Russia was admitted as the eighth member to the G8 (formerly G7). Russia inherited observer status in the General Agreement on Tariffs and Trade
(GATT) from the former U.S.S.R. in 1991, and currently has an application pending for membership to the World Trade Organization (WTO), the successor entity to the GATT. As of the April 1997 WTO meeting, however, a variety of issues remained either unresolved or had not yet been discussed. Russia also signed a Partnership and Cooperation Agreement with the European Union in July 1995.

                                   THE ECONOMY

General Information

         Under communism, the Soviet Union had a centrally-planned economic system. The state owned all of the means of production and the State Planning Committee (GosPlan) planned all aspects of the economic system, including what and how much each enterprise produced, from where supplies were to be obtained, and the allocation of output. All prices were controlled by the state.

         The result of the centrally-planned system was inefficiency. Attempts were made to reform the system beginning in the 1960's. In the late 1980's and in 1990, under Soviet President Gorbachev, radical reforms were begun; however, such reforms were abandoned under pressure from conservatives in industry and the military. In 1991, the financial crisis became full-fledged. Output decreased, inflation increased, and the budget deficit grew. After the attempted coup by communist hardliners in 1991, as Soviet President Gorbachev lost power, Russian President Yeltsin encouraged economic reform for the Russian Federation. Yeltsin supported a stabilization program, which was to consist of liberalizing prices, reducing centralized budget expenditures, and privatizing state monopolies. After implementation of the program, the financial crisis continued to worsen. Under pressure from conservatives, the government was forced temporarily to give up some elements of reform in 1992.

         The political struggle for economic reform continued in 1993. After a run on the ruble in late 1994, Russia reverted back to earlier plans for a "non-inflationary" budget. Economic reform efforts slowed in 1996, due largely to uncertainty over the outcome of the presidential election in that year. On May 20, 1997, President Yeltsin announced a new seven point economic reform program. As part of this program, Yeltsin pledged to pay off government debts to public-sector workers, overhaul the social welfare program, slash interest rates to 20%, crack down on tax debtors in order to cut the tax burden by 15%, and to fight corruption and bureaucracy.

         National Budget

         During the Soviet era, the budget of the Russian Federation was simply a unit of the larger Soviet budget. During 1991, the Soviet budget collapsed, as many of the Soviet republics continued to receive government funds but failed to contribute to the Soviet budget. As of 1991, the budget deficit for the U.S.S.R. was approximately 20% of gross national product. After the break-up of the U.S.S.R., the Russian Federation cut spending in an attempt to balance its first budget. The budget in 1992 had an official deficit of 3.6% of gross domestic product, although it is believed that, due to differences between Russian and Western accounting procedures, the actual deficit was higher. The budget in 1993 had an official deficit of 9.8% of gross domestic product. While the government managed to reduce the budget deficit to 5.1% of GDP in 1995, uncertainty over the outcome of the 1996 presidential elections contributed to a rise in the deficit to 7.3% of GDP.

         In order to further control the budget deficit, Yeltsin has announced a two-pronged plan. First, the government plans to cut further government expenditures. The Yeltsin government proposed to cut government expenditures by a full 20% in 1997, including cuts in agriculture, health and culture, military orders, coal subsidies, and fuel deliveries to the remote northern regions of the country. This proposal has been met with opposition in the parliament. Second, the Yeltsin government intends to reduce tax arrears owed currently by many of the largest Russian companies.

         Over the longer term, the government plans to reform state finances through the introduction of a more streamlined tax code and by a major overhaul of state subsidies and the state pension system. In addition, the Russian Finance Ministry indicated its intent to float its third foreign bond issue since entering international capital markets in November 1996. This latest issue was expected (in June 1997) to mature in ten to twenty years, and the proceeds were intended to cover the budget deficit.

     The following chart shows information relating to revenues and expenditures of the Russian Federation in recent years:


                             RUSSIAN NATIONAL BUDGET
                              (billions of Rubles)

                          (NOT ADJUSTED FOR INFLATION)

                                                       1992     1993      1994      1995
Total Income                                          5,327.6  41,771.1 48,000
Includes:
Income Tax                                            1,566.8  16,773.5 14,600
VAT                                                   1,998.9  11,271.2 9,800
Personal Income Tax                                   431.3    4,383.2  4,600
Excise Tax                                            211.5    1,776.6  1,700
Foreign Activity Income                               467.4    2,346.7  6,300
Underground and Natural Resources Use Royalties       104.7    1,153.7  N/A
Geologic Reserve Depletion Tax1                       73.4     N/A      N/A
Land Taxes                                            71.0     314.5    N/A
Privatization Income                                  62.3     318.9    N/A
Total Expenses                                        5,969.5  57,319.0 59,000
Includes:
Economic Projects                                     2,038.7  16,134.7 15,700
Social and Cultural Projects                          1,383.1  14,297.0 15,700
Defense                                               855.3    7,210.0  7,900
Foreign Economic Operations                           416.7    2,764.3  1,500
Law Enforcement and Government Administration Organs  301.1    4,100.1  5,300
Difference between Revenue and Expenses               (641.9)  (13,869.9(16,700)
As Percentage of Gross Domestic Product:              3.6      9.8      8.8

1  This tax generates funds for new exploration.

N/A = Information not available.

Sources:  Goskomstat,  Russian  Federation  in  1992  --  Statistical  Yearbook;
     Goskomstat, The Russian Federation in Figures, 1993; Goskomstat, Russian Socioeconomic Conditions, January-September, 1994 (Preprint).

         Traditionally, a Net Material Product (NMP) system was used in Russian and Soviet statistics. The NMP system was developed in the U.S.S.R. to meet the needs of a planned economy. NMP is the sum of gross output minus intermediate inputs and depreciation for six branches of material production: (1) industry,
(2) agriculture, (3) construction, (4) transport and communications, (5) trade, supply, and procurement, and (6) services for material production. NMP differs from Gross Domestic Product (GDP) primarily in that it excludes depreciation and value added of non-material service sectors. The difference between GDP and NMP is estimated to be approximately 40%. It is anticipated that Russia will convert at some point to the U.N. System of National Accounts. GDP is estimated by the State Committee on Statistics (Goskomstat) by beginning with NMP, adding depreciation, adding value added produced by the non-material production sectors, and subtracting value added by non-material services within material production sectors (to prevent double-counting).

     The following chart sets forth the GDP of Russia and the percentage change from the prior year's GDP:


                             GROSS DOMESTIC PRODUCT
                         (in actual billions of rubles)

                          (NOT ADJUSTED FOR INFLATION)

                                               1992          1993           1994          1995
GDP*Percentage change from prior year**     18,063.081    162,311.388
Goods*Percentage change from prior year**   10,518.379    79,157.287
Services*Percentage change from prior       5,886.284     68,532.191
year**

*  In actual prices (billion rubles).
** In comparable constant prices (rubles).

Sources:  Goskomstat,  The  Russian  Federation  in Figures,  1992;  The Russian
     Federation  in Figures,  1993;  Goskomstat,  Russia's  Social and  Economic
     Position: January-June, 1994.

Currency and Foreign Exchange Information

         As part of the Soviet centrally-planned system, an artificial "official" exchange rate was used. This rate changed only slightly from Rbs. 0.84: $1 in 1985 to Rbs. 0.62: $1 in 1992. In practice, however, there were multiple exchange rates. In 1991, there were three main exchange rates for the ruble against convertible currencies: the commercial rate, tourist rate, and interbank market rate. The commercial rate was pegged to a basket of five convertible currencies (U.S. dollar, Japanese yen, Deutsche mark, French franc, and pound sterling). The commercial rate applied to foreign exchange surrendered by enterprises to the government, imports financed through centralized foreign exchange funds, and all capital flows. For Soviet citizens traveling abroad, commercial banks were free to determine the tourist rate which depreciated from Rbs. 5.5 in early 1991 to Rbs. 108 per U.S. dollar by the end of 1991. Finally, the interbank market rate was established at foreign exchange auctions conducted by the Vneshekonombank from January to April 1991 and under the auspices of Gosbank beginning April 9, 1991. Beginning in 1992, the exchange system was liberalized, and an effort was made to unify the multiple foreign exchange arrangements. Nevertheless, for a period of time, several exchange rates prevailed. As part of the market reform of 1992, the government moved to the use in July 1992 of a single exchange rate determined freely by the market.

         The official exchange rate has been set by reference to the Moscow Interbank Currency Exchange rate since 1992. The Moscow Interbank Currency Exchange is the largest currency exchange in Russia. The Central Bank of Russia utilizes its rates to determine its ruble exchange rate. Currency exchanges are also active in a number of other cities. Following a period of relative stability, beginning in September 1994, the exchange rate again entered a period of high volatility, ranging from a low of Rbs. 2,156: $1 to a high of Rbs. 3,926: $1.

         Russia undertook a major initiative in 1995 to stabilize the ruble. Prior to 1995, the Russia government had adopted an exchange rate policy which called for continuous depreciation of the ruble at roughly the same rate as the expected rate of inflation. After consistent rapid declines in the value of the ruble relative to Western currencies, Russia began as a matter of exchange policy in 1995 to maintain the ruble within certain pre-set bandwidths.
Simultaneously, in May 1996, Russia adopted a "crawling peg" exchange rate regime, which facilitated ruble trading against the dollar through December of the same year. Also in May 1996, Russia announced its intention to comply, by July 1st of the same year, with IMF rules on currency convertibility, which would make the ruble fully convertible for all current operations. In late 1996, the Russia Central Bank decided to extend the "crawling peg" regime through 1997.

     The following table sets forth the exchange rates of the ruble to the U.S. dollar as of the following dates:

                           EXCHANGE RATE OF THE RUBLE

                    Exchange RateRubles: U.S. dollars
December 30, 1993          Rbs. 1,247: $1
December 30, 1994          Rbs. 3,550: $1
December 30, 1995          Rbs. 4,640: $1
December 30, 1996          Rbs. 5,560: $1

Sources:  International  Monetary  Fund,   International   Financial  Statistics
     Yearbook, 1997.

Banking and Finance

         Under communism, the financial sector was highly centralized. The State Bank of the Soviet Union (Gosbank) effectively controlled all financial aspects of the centrally planned system. In the Soviet era, finance served only a passive accounting function, instead of a mechanism for capital formation. Gorbachev first decentralized the banking system in 1985, creating approximately 1,500 commercial banks in Russia. Resolution No. 821 of the Central Committee and the Council of Ministers of July 17, 1987 provided for the creation of six state banks: Gosbank, Promstroybank, Vneshekonombank, Agroprombank, Zhilsotsbank, and Sberbank. Letter No. 206 of Gosbank of May 24, 1989 effectively provided for the conversion of certain U.S.S.R. banks to the principle of profit and loss accounting and self-financing, thereby making those banks independent. The Law "On the Central Bank of the RSFSR" passed in December, 1990 decreed the creation of the Russian Central Bank (RCB). The Resolution of the Supreme Soviet which brought the Law on the Central Bank into force provided for the renaming of Gosbank as the Central Bank of the RSFSR (Bank of Russia). Vneshekonombank remained the channel for the management of Russian foreign debt.

         Between 1991 and 1994, the proliferation of commercial banks was a contributing factor to the dramatic rise in company debt during that period. Many banks engaged in Soviet-era practices of channeling cheap credits to favored enterprises, which enterprises were then eligible for matching credits from the RCB. This practice was effectively curbed beginning in 1995, however, with the RCB playing a more interventionist role in credit facilitation.
Following the ruble crisis in the fourth quarter 1994, the RCB withdrew approximately 500 banking licenses. More strict RCB banking policy was further reflected by a decrease by 205 of the number of banks between January and November 1996, along with a corresponding Rb5trn increase in capitalization of the banking system during the same period. By the end of 1996, Western sources reported a viable private banking system capable of exerting increasing amounts of influence over government economic policy. The banking system does, however, remain strained by relative stability of the ruble and lower inflation which limits profit opportunities, inadequate capitalization, a continuing enterprise arrears problem, real estate problems, and a lack of banking experience.

         With respect to foreign banks operating in Russia, a November 1993 decree had imposed a moratorium on foreign banks operating in Russia. Subsequent decrees in 1994 and 1995, confirmed full banking powers on banks that were licensed previously in Russia. These included U.S. banking giants Citibank and Chase Manhattan, which had obtained licenses in October 1993. A new banking bill became effective in January 1996, which expressly permits foreign banks to establish full subsidiaries in Russia. The RCB, however, reserves the right to condition a license for a foreign bank to operate in Russia upon reciprocity.

Employment

          Under communism, unemployment technically did not exist. Unemployment, however, began to rise sharply following economic reforms introduced in 1992. The number of persons officially registered as unemployed in Russia increased dramatically between 1994 to 1995, from approximately 1.6 million to 2.3 million. By the end of 1996 that figure had climbed to 2.5 million. According to Goskomstat, that number amounted to 3.8% of the labor force as of December 1996.

         Not all unemployed individuals, however, register with Russian employment offices as being unemployed. In addition, persons such as part-time workers and those on leave without payment or with partial payment are not included in the definition of unemployed. Using the International Labor Organization ("ILO") definition, which includes all persons available for work, but not actually in employment, a full 9.3% of the labor force was unemployed by the end of 1996, which figure rose to 9.7% by the end of April 1997.

         The following chart sets forth average monthly wages in rubles for the periods indicated.

                              AVERAGE MONTHLY WAGES
                          (NOT ADJUSTED FOR INFLATION)

                      1993          1994           1995           1996          Jan.-Mar. 1997
Wages (in rubles)    58,663        220,351        472,392        799,983           829,400

Sources: The International  Monetary Fund,  Russian Federation - Recent Economic
     Developments, Goskomstat.

Inflation

         Under the centrally-planned system, inflation was suppressed by the government through administratively determined prices. Although the official retail price annual inflation was 1-2%, actual inflation was higher. Inflation rose significantly in 1991. The consumer price index rose by 160% from December 1990 to December 1991, and rose at an average of approximately 40% per month in 1992. During 1993, inflation increased at approximately 20% to 25% per month on average. Early in 1994, monthly inflation figures had declined significantly, to a low of 4% increase during the month of August, but experienced reversals as the year progressed. Western sources report, however, that in April 1997 consumer prices increased by a mere 1%, finishing out 20 consecutive months of a steady decline in the rate of increase. This trend was largely mirrored by a similar decline in the inflation rate for industrial inputs.

     The following chart shows selected inflation indices in recent years as a percentage of 1985 prices:

                       SELECTED RUSSIAN INFLATION INDICES

                                      1993   1994   1995     1996    1997
Consumer PriceIndex (1)               940
Wholesale IndustrialPrice             990
Index (1)
Wholesale Agricultural Price          840
Index (1)
(1)      Average for year, as a percentage of the previous year.

Sources: Goskomstat,  The Russian Federation in Figures, 1992;  Goskomstat,  The
     Russian Federation in Figures, 1993.

Agriculture

         Agriculture in Russia was collectivized in the 1930's into collective farms and state farms. This collectivization promoted inefficiency. The agricultural system has been unable to provide sufficient food, requiring grain and animal feeds to be imported since the 1970's.

         Since the end of communism, agricultural reform has been important. The government has permitted the prices of agricultural products to rise, providing farms with an incentive to increase production. The government has also begun to privatize the collective and state farms. Further, a presidential decree of October 1993 has permitted private farmers to purchase land. In spite of these changes, reform has been difficult and slow. Even though mosts collective and state farms have been reorganized into either private farms, producer cooperative or joint-stock companies, most have retained some form of collective labor organization. Moreover, since many of the nomenklatura interests remain firmly in charge, the change away from the collective model has occurred, for the most part, in name only.

         In general, agricultural production has declined over the past few years, and that decline had continued to present. Agricultural, production declined 7% as a whole in 1996, and an additional 6% during the first quarter of 1997 as compared with the year-earlier period. That trend in livestock is similar. The following chart shows annual agricultural production as a percentage of the previous year for the years through 1993 through 1996:

                              AGRICULTURAL INDICES

                                              1993          1994           1995
Total Agriculture1                            96.0
Crops1                                        96.0
Animal Products1                              96.0

(1)      Indices calculated on gross production in 1983 prices.

Sources:  Statistical   Yearbook  -  The  Russian  Federation   Economy,   1992;
     Goskomstat, The Russian Federation in Figures, 1993.

     The following chart shows agricultural production in Russia for the years 1994 through 1996:


                             AGRICULTURAL PRODUCTION
                             (in millions of tonnes)

                                         1993       1994       1995
CROPS
Grain                                 99.1
Sugar beets                           25.5
Sunflower                             2.8
Potatoes                              37.7
Vegetables                            9.8
Fruits, berries, grapes               3.2
ANIMAL PRODUCTS
Meat (including fowl)thou. tonnes     7,500
Milk, million tonnes                  46.5
Eggs, billion                         40.3
Wool, thousand tonnes                 158

Source:   Goskomstat, The Russian Federation in Figures, 1993.

Energy

         The former Soviet Union was the world's leading producer of all fuels. The majority of the former Soviet Union's resources are located in the Russian Federation. Oil and gas were the main earner of hard currency for the Soviet Union and continue to be the main earner of hard currency for Russia. Natural gas accounts for the largest percentage of energy output and final consumption. Due to the depletion of existing fields, deterioration in the Russian transportation infrastructure, and dire need for investment, oil production experienced a pronounced decline beginning in 1991, which has continued through 1996. Although steady, the decline in gas production through the 1990's has not been as pronounced - that sector finished out 1996 with a decline of only 5 bn cu metres from the prior year.

         It is believed that the Russian government is committed to increasing the output of oil by allowing foreign investment in the oil industry and increasing the price of oil in Russia. As of 1993, over 30 Russian-Western joint ventures were actively producing oil, and accounted for four percent of production. On the other hand, foreign investment in the Russian energy sector has been impeded by legislative restrictions on production sharing. While the Russian parliament did pass favorable legislation in June 1995, it remained inoperative at the beginning of 1997. The State Duma imposed new restrictions on production sharing in April 1997.

                       RUSSIAN NATIONAL ENERGY STATISTICS
                       (m tons unless otherwise indicated)



                                  1991       1992      1993      1994     1995
Oil (including gas condensates)    462       399       354       316      307
Natural Gas (bn cu meters)         643       641       618       607      595
Coal                               353       337       306       271      262
Peat                               4.7       7.8       2.5       n/a      n/a
Oil Shale                          4.2       3.8       3.3       n/a      n/a
Electricity (bn kwh)of which:   1,068120   1,008120   957119    876n/a   862n/a
nuclear


Sources: Economist  Intelligence Unit, Russia Country Report, 1997;  Goskomstat,
     Statistical Yearbook of the Russian Federation.

Manufacturing/Industry

         Under communist rule, industrial development focused on heavy industry, especially defense. Nearly fifteen percent of Russia's industries are defense-related. Consumer-goods industries have traditionally been underdeveloped, although in recent years some defense plants have been converted to the production of consumer durables. In 1992, industrial enterprises accounted for 30% of total employment in Russia; however, consumer-oriented industries comprised only a quarter of total industry output as of 1991. Russia is the second largest steel producer in the world. Other important industries in Russia are chemicals, timber and wood products, paper, and non-ferrous materials. As the table below indicates, Russian industrial production has continued to fall through 1996.

                          RUSSIAN INDUSTRIAL PRODUCTION


(1990=100)                     1992      1993    1994     1995     1996
Electricity                     96        91      83       88       86
Fuels                           87        77      69       76       74
Ferrous metallurgy              77        65      54       60       58
Non-ferrous metallurgy          68        59      54       56       53
Engineering & metalworking      77        65      45       41       37
Chemicals & petrochemicals      73        58      44       48       43
Timber & cellulose industry     78        63      44       44       34
Construction Materials          78        65      47       43       32
Light Industry                  64        49      26       18       13
Food Industry                   76        69      57       52       47
Total of which:                 75        65      51       49       46
extractive industry             85        77      70       69       59
processing industry             74        63      48       46       44


Sources: Economist  Intelligence Unit, Russia Country Report, 1997;  Goskomstat,
     Statistical Yearbook of the Russian Federation.

         Early indications for the first quarter of 1997, however, show stabilization in certain sectors of industrial production. During the first quarter of 1997, real industrial production grew at a rate of between 0.3% and 1.5%, and by 0.7% compared with the same period in the previous year. The strongest showing was made in the area of intermediate goods production. The following chart indicates trends in Russian industrial production for the first quarter of 1997:

                          RUSSIAN INDUSTRIAL PRODUCTION
                         Trends for the 1st Quarter 1997

(real % change, year on year)  Industry  Raw Materials  Intermediate   Consumer
                                                            Goods       Goods
Jan. - Dec. 1996                 -5.5        -14.5          -4.3         -6.8
Jan. 1997                         0.3         -0.2           0.2         0.7
Feb. 1997                         1.5         -6.6           5.9         -4.5
Mar. 1997                         0.4        -11.0           3.0         -1.0
Apr. 1997                         0.5         n/a            n/a         n/a


Sources:  Economic  Intelligence  Unit,  Russia Country Report 2nd Quarter 1997,
     Goskomstat.

Foreign Trade

         In the late 1980's, Russia had a trade surplus with other countries in the former Soviet Union and a trade deficit with countries outside the former Soviet Union. In the early 1990's, both imports and exports fell dramatically. In 1993, Russia imported approximately $27 billion of goods, which represents a decrease of 27% from 1992, but exported $44 billion of goods, which represents an increase from 1992. Russia maintained a strong $17 billion positive balance of trade with foreign countries. In fact, Russia has recorded a positive balance of trade since 1991. Moreover, the dollar value of both exports and imports with countries outside the former Soviet Union, (hence total volume of trade) has continued to increase through the first quarter of 1997. Despite a drastic re-orientation in trade since 1989 toward transactions with Western industrialized nations, trade with the CIS has increased in 1995 and 1996, reaching to 10% of total trade during the latter. As mentioned above in the section entitled "International Organizations", Russia has signed a Partnership and Cooperation Agreement ("PCA") with the Economic Union. As an integral part of the PCA, in 1995 Russia also signed a trade agreement with the EU. That agreement, which entered into force in February 1996, abolishes, with certain exceptions, EU quotas on industrial imports from Russia, and provides that in 1998 a mutual decision must be taken on whether to create a common free trade zone.

                  The following charts demonstrate (1) the total dollar amount of exports and imports of Russia for the years indicated and (2) Russia's trade outside the former U.S.S.R. with major partners:

                 DOLLAR AMOUNT OF EXPORTS AND IMPORTS OF RUSSIA
                          (in billions of U.S. Dollars)

                 1994         1995          1996
Exports          69.6         81.5          88.2
Imports          48.5         63.7          65.1

Source:   International Monetary Fund.

               RUSSIA'S FOREIGN TRADE WITH MAJOR TRADING PARTNERS

     Total, in actual figures, in millions of U.S. dollars (1) and the share of each country as a percentage of the total (2).

                        1994 (Jan-Jun)             1995
                        (1)        (2)        (1)        (2)
 Exports to:
   Germany             2,492       11.7      6,041       9.2
   Britain             2,024       9.5       3,095       4.7
   China               1,342       6.3       3,432       5.2
   Italy               1,491       7.0       3,397       5.2
   Hungary               596       2.8       1,804       2.7
   USA                 1,385       6.5       4,537       6.9
   Japan                 831       3.9          621      0.9
   Netherlands           575       2.7       3,201       4.9
   Finland               767       3.6       2,365       3.6
   France                554       2.6       1,542       2.3
 Imports from:
   Germany             2,244       17.0      6,536      19.7
   Britain               422       3.2       1,099       3.3
   China                 515       3.9         865       2.6
   Italy                 634       4.8       1,851       5.6
   Hungary               436       3.3         842       2.5
   USA                 1,241       9.4       2,648       8.0
   Japan                 607       4.6         763       2.3
   Netherlands           766       5.8       1,646       5.0
   Finland               752       5.7       2,041       6.2
   France                515       3.9       1,074       3.2

Source:  Goskomstat, Russia's Social and Economic Position:  January-June, 1994.

        The majority of Russian exports are fuel and raw materials. In the first half of 1994, more than 50% of the volume of exported goods were fuel and energy goods, 25% were metals and diamonds, and 5% were machines and equipment. In the first half of 1994, imports of machines and equipment were 31% of total imports, foodstuffs and agricultural produce were 31%, and clothing and footwear were 10%. Trade with former Soviet republics consists mainly of industrial products. The following chart shows the composition of trade with countries outside the former Soviet Union:

                    EXPORTS AND IMPORTS OF RUSSIA BY PRODUCT

     Russian exports and imports in actual prices,  in billions of U.S.  dollars
(1) and as a percentage of total volume (2).

                                       1993             1994              1995
                              (1)      (2)     (1)      (2)      (1)      (2)
 Exports                       44.3      100    53.0      100     65.7      100
 Machines and equipment         2.9      6.5     3.2      6.0      5.3      8.1
 Fuels & Minerals              20.7     46.7    22.8     43.1     26.4     40.2
 Metals & precious stones      10.3     23.2    16.5     31.1     19.6     29.8
 Chemicals & Rubber             2.6      6.0     4.1      7.8      6.3      9.6
 Timber, cellulose & paper      1.9      4.2     2.2      4.1      3.9      5.9
 Textiles & Textiles Products   0.2      0.4     0.9      1.7      0.8      1.3
 Furs & leathers                0.1      0.2     0.4      0.7      0.3      0.4
 Foodstuffs & raw produce       1.6      3.8     2.3      4.3      2.3      3.5
 Other                          4.0      9.0     0.6      1.2      0.8      1.2


 Imports                       26.8      100    28.3      100     33.2      100
 Machines & equipment           9.1     33.8    10.6     37.6     12.9     38.8
 Minerals                       1.1      4.0     0.8      2.9      0.9      2.8
 Metals & precious stones       0.9      3.5     1.1      4.0      1.7      5.0
 Chemicals                      1.7      6.2     3.1     11.0      3.8     11.4
 Timber & cellulose             0.1      0.5     0.5      1.7      1.0      3.0
 Textiles                       3.7     13.9     2.2      7.6      1.6      4.7
 Furs & leathers                0.7      2.6     0.2      0.6      0.1      0.4
 Foodstuffs & raw produce       5.9     22.2     8.6     30.4      9.7     29.3
 Other                          3.6     13.3     1.2      4.2      1.5      4.6

        Sources:  Economist Intelligence Unit 1997-98, Goskomstat.

Balance of Payments

         The State Committee on Statistics (Goskomstat) estimates that Russia's trade balance, excluding transactions with states of the former Soviet Union, increased from $7.4 billion in 1992 to $9.5 billion in 1993, while its services balance decreased from - $1.2 billion to - $2.7 billion. Other sources, however, estimate that the trade balance declined, from $5.9 billion in 1991 to $3.1 billion in 1992, and the service balance declined from - $6.3 billion in 1991 to
- $8.5 billion in 1992.

         Western sources indicate that while Russia enjoyed a current account surplus on total trade of $9.5bn in 1995, that surplus narrowed slightly (by $0.3bn) to $9.2bn in 1996. At year end 1996, Russia had accumulated a $2bn merchandise trade deficit with the CIS, but ran a $23bn merchandise trade surplus with other regions of the world during the same period. In 1996, Russia reduced her total services trade deficit from the 1995 figure of $8.7bn to $6.5bn, due in large part to significant decrease in imports of services.

         The following table sets forth Russia's balance of payments for the last four years provided by the State Committee on Statistics. The table excludes information on the balance of payments with states of the former Soviet Union.

                  BALANCE OF PAYMENTS OF THE RUSSIAN FEDERATION
         (excluding transactions with states of the former Soviet Union)
                          (in billions of U.S. dollars)

                                        1993            1994      1995     1996
Trade Balance                                  9.5
     Goods exports                            43.7
     Goods imports                           -27.0
     Humanitarian and technical aid           -1.0
     Corrections to imports                   -7.2
Services Balance                              -2.7
     Services exports                          6.4
     Services imports                         -9.1
Income (percent by credits)                   -2.9
     Receivables                               2.5
     Payables                                 -5.4
Transfers                                      2.3
     into Russia                               2.8
     from Russia                              -0.5
Current Operating Accounts                     6.2
Direct Investment                              0.7
     into Russia                               1.4
     from Russia                              -0.7
Portfolio Investment                          -1.0
     into Russia                               0.4
     from Russia                              -1.4
Other Investments (credits)                   -7.8
     Attraction of credits                     6.5
     Regular principal debt                  -15.6
       payments                               -2.1
     Granting of credits                      10.6
     Regular return on principal
       debt                                   -7.2
     Other capital (assets and
       liabilities of commercial
       banks)
Delays and postponements
of payments on interest and                  -11.5
principal debt
Delays and postponements
of receivables on interest and
principal debt                               -11.5
Capital and financial
operating accounts                            -2.5
Reserves                                      -3.3
Coining of gold                                0.4
Corrections to International reserves          1.5
Omissions and errors                          -2.3
Total Balance                                  0.0

Source:  Goskomstat, The Russian Federation in Figures, 1993.

External Debt

         Following the collapse of the Soviet Union in 1991, Russia assumed responsibility for repayment of debt incurred by its former satellites. Russia negotiated a series of rollover agreements between 1993 and 1995. As of January 1, 1994, Russia's foreign debt totaled more than $80 billion. Of this amount, $26 billion was owed to commercial banks belonging to the London Club, $36 billion was owed to Paris Club countries, and more than $18 billion was owed to commercial export firms. In October 1995, Russia reached a preliminary agreement with the London Club to reschedule of $32.5bn debt over 25 years with a seven year grace period. In April 1996, Russia reached a rescheduling agreement with the Paris Club which calls for a six-year grace period, and the debt to be repaid within twenty years. Western sources estimate that by the end of 1996, Russia had accumulated $114bn in foreign debt, an increase of $10.3bn from year-end 1995. By March 1997 the amount owed to the London Club had increased to $35bn, and final negotiations for a rescheduling agreement had been pushed to August.

         Following implementation of the London and Paris Club agreements, however, less than 17% of Russia's outstanding external debt is expected to become due within the next 5 years, and all short term debt is to be converted to long-term debt. In addition, Russia remains a creditor on international capital markets, with claims on other countries (predominantly on non-preforming loans) of $150bn as of June 1997.

                               FOREIGN INVESTMENT

         Foreign direct investment in Russia is regulated by the foreign investment law approved in July 1991. A more progressive edition of the law is being prepared, which could improve the climate for foreign investment by reducing risks connected with the instability of the legislation and by more precisely specifying the sectors subject to limitations for foreign investment. A draft revision of the foreign investment law passed a first reading of the State Duma in February 1997. Hearings on the revisions, however, were strongly criticized by both Russian and foreign sources. The law is expected to undergo substantial further revisions before consideration by the State Duma again in the Fall 1997. Repatriation of interest, dividends, and capital is permitted under existing legislation, as is 100 percent foreign ownership of most types of businesses.

         In 1992, direct investment in Russia was $1.4 billion with portfolio investment at $0.2 billion. In 1993, direct investment in Russia was again $1.4 billion with portfolio investment rising to $0.4 billion. Although the estimates vary widely, figures indicate that the cumulative stock of foreign direct investment in Russia by the end of 1996 had reached $6.4bn, with inflows that year reaching approximately $2.2bn. Foreign direct invetsment figures for Russia remain low, however, due in significant part to capital flight.

         The top sectors which attracted foreign investment in 1993 were machine-building/metal working, fuels, trade and food service, and construction. By the end of 1996, however, the composition of foreign direct investment had changed with a greater emphasis on food, retail trade and catering, as well as financial services. The following chart provides data on foreign invetsment in Russia by sector:

         RUSSIAN FOREIGN DIRECT INVESTMENT BY SECTOR
                   (In millions of dollars)

                                     1994       1995       1996
Total                                    584      2,021     2,040
Fuel & Energy                             97        110       181
Wood Processing & Paper                   49         83       160
Food                                      17        250       572
Retail Trade & Catering                   46        469       255
Transportation & Communications           42         77       147
Machinery & Metalworking                  43        102        66
Finance, Insurance & Pensions             23        159       266
Other                                    267        771       393


Source: The International  Monetary Fund,  Russian  Federation - Recent Economic
     Trends, July 1997.

         The table below shows a sharp increase in total investment in Russia between 1995 and 1996, rising from $2.8 bn to $6.5 bn. Direct foreign investment shows a modest 11% increase from $1.9 bn to $2.1 bn. Portfolio investment, on the other hand, accounts for a significant majority of that increase. The official statistics, however, classify only $45 mn as "portfolio". A large part of the category "Other" went into government securities, which would normally be considered portfolio investment. The statistics are confused further by the fact that "Other" also includes long-term, as well as short-term loans.

                         TOP TEN INVESTORS -YEARLY BASIS
                         ($ MILLION)

                                    1995                   1996
                 TOTAL (A)     TOTAL      DIRECT     PORTFOLIO    OTHER (B)
Total              2,791.0    6,506.1     2,090.0    45.4         4,370.7
USA                  812.1    1,695.2       849.2    10.6           835.4
Switzerland          419.8    1.323.4       110.5     0.3         1,212.6
Germany              293.5      288.9       208.5      --            80.4
Britain              161.4      486.4        87.4    25.2           373.8
Liechtenstein        114.4         --          --      --              --
Belgium              105.3       65.0        38.7      --            26.3
France                95.9       41.7        37.4      --             4.3
Netherlands           83.3      979.6        28.9      --           950.7
Japan                 74.1         --          --      --              --
Austria               71.8      163.6       142.9     0.7            20.0
Italy                   --       75.2        15.0      --            60.2
Sweden                  --      154.9        41.1      --           113.8


Sources: U.S. Department of Commerce, Goskomstat and Ministry of Economy.

          (A)  Includes direct (1,880), portfolio (25), and other (886).

          (B) GOR analysts specify these as both long and short term loans and credits going primarily to purchase government securities (newly available in 1996 to non-Russian entities).

         The chart below lists the top ten country investors in Russia on an accumulated basis. However, as the numbers include portfolio and "other" investment, they are not considered to represent an accumulated stock of investment, and can therefore only be taken as a general indication of the activity identified. Analysts from the Russian Ministry of Economics, however, identify as direct investment $5.5 bn of the accumulated total in 1995 and $6.8 bn in 1996. This represents a more conservative estimate of a $1.3 bn increase in 1996 compared with $2.1 bn shown in the table above representing largely data collected by Goskomstat.


                      TOP TEN INVESTORS - ACCUMULATED BASIS

                                1995                      1996
                    PERCENT      $ MILLION       PERCENT      $ MILLION
Total                 100.0     7,854.5(C)         100.0   13,542.5(D)
USA                    26.0        2,039.8          28.4       3,846.1
Switzerland             6.6          518.7          12.6       1,706.4
Germany                 9.7          763.9           6.6         894.1
Britain                12.7          994.4           8.2       1,104.8
Belgium                 2.5          199.1            --            --
France                  7.6          596.9            --            --
Netherlands             4.1          320.7           8.8       1,190.0
Austria                 2.7          210.6           2.9         388.7
Italy                   4.5          351.8           4.1         560.9
Canada                  2.5          196.1            --            --
Cyprus                   --             --           6.6         897.7
Sweden                   --             --           2.6         348.9
Liechtenstein            --             --           2.4         325.3

Sources: U.S. Department of Commerce, Goskomstat and Ministry of Economy.

          (C) Russian analysts consider USD 5.5 billion of this as direct investment.

          (D) 1996 figures include the commercial loans and credits referred to in note (B) of Table I. USD 6.8 billion of totals is considered direct investment.

           The following chart illustrates foreign investment in Russia by region:


                          FOREIGN INVESTMENT IN RUSSIA BY REGION
                               (in millions of U.S. dollars)
Region                           1995                      1996
                            Percent Million          Percent Million
 Total                      100        2,791         100        6,506.1
 Moscow (city)             46.9        1,312         66         4,291.6
 Moscow (region)            7.3         205          6.3         411.9
 Tatarstan                  5.7        160.6         1.4         91.9
 Petersburg                 5.7        160.6         2.2         145.3
 Tyumen                     3.7        102.6         3.4         257.5
 Samara                     2.5         69.7         --           --
 Tver                       2.4         67.1         --           --
 Nizhegorod                 2.1         59.8         2.2         140.8
 Novosibirsk                2.1         58.4         1.1         71.1
 Sakhalin                   1.8         50.1         --           --
 Magadan                    --           --          2.3         149.3
 Leningrad (region)         --           --          2.2         143.6
 Khabarovsk                 --           --          1.1         71.1

          Sources:  U.S.  Department  of  Commerce,  1997,  Goskomstat,  Russian
               Ministry of Economy.

                                  LEGAL SYSTEM

                   [Section to be updated by Russian counsel]

         The supreme law in the Russian Federation is the constitution, which provides for a federal state and separation of executive, legislative, and judicial power. The executive and legislative branches of the federal state have the power to enact legislation in various forms.

         The Russian Federation operates on a civil legal system.

         Part I of a new Civil Code largely went into effect on January 1, 1995. This first part deals with general provisions, legal entities (including commercial organizations), rights, ownership, general issues of law of contracts, agency, security and other questions of a general character. The second part is still to be adopted and may go into effect late in 1995.

         The Civil Code states that it has priority over all other legislation including federal laws. It also identifies a number of issues to be governed by federal laws. "The Fundamental Principles of Civil Legislation of the USSR and Republics," adopted May 31, 1991, is still recognized as valid law in Russia but only in those parts and to the extent that it is not inconsistent with or superseded by the new Civil Code or other legislation adopted after June 12, 1990.

         The new Civil Code has replaced previous legislation aimed at addressing the movement toward a market economy and the subsequent development of he private sector, such as the Law On Ownership and most of the Law On Enterprises and Entrepreneurial Activities.

         According to the Civil Code, legal persons are divided into commercial (business) and non-commercial organizations. The Civil Code provides for several types of business organizations. Among them is a joint-stock company that can be "open" or "closed," the principal difference being the existence of a shareholder's preemptive right in a closed joint stock company to acquire shares sold by other shareholders. Open joint-stock companies may carry out public shares issues. Other types of vehicles for business activity are (1) the limited liability society which broadly is a similar type of entity to a closed joint-stock company but with no shares issued to partners, (2) a full partnership, (3) a "kommandit" partnership (a form of limited partnership), (4) an additional liability society, and (5) a cooperative.

         According to the Civil Code each particular type of business organization is to be regulated by a corresponding Law, which in each case is yet to be passed. Until the Law On Joint-Stock Companies is adopted, the Regulations On Joint-Stock Companies approved by Resolution 601 of the Russian Council of Ministers on December 25, 1990 will apply. Although much of it is superseded, Regulation 601 still sets out some of the basic rules for the establishment and management of joint-stock companies. A company is entitled to issue only registered shares (although the draft Law "On the Securities Market" adopted by the State Duma on May 24, 1995, but not yet effective, provides for bearer shares subject to certain restrictions), which may be designated either ordinary or preferred; all shares of the same category must have the same rights. A fixed dividend on preferred shares and a rate of interest on bonds must be set at the time of their issue. All shares have the right to dividends except for those acquired less than 30 days before the announced day of the dividend payment. Dividends on ordinary shares are paid out of he net profit of a company after taxes. Given the speed of development of reforms in Russia and the fact that Regulation 601 was passed in 1990, it is out of date and contains a number of unsatisfactory provisions and omissions. There is a notable gap in the regulations with respect to directors' rights and liabilities. There are several issues related to joint-stock companies that are addressed in the Civil Code itself such as the procedure for establishment of a company, the increase and decrease of a company's capital, and general provisions relating to types of shares, dividends, directors and management, auditing and subsidiaries and liquidation.

         Regulations on registration of business vehicles were recently adopted by Presidential Decree on general questions related to the registration of companies. Currently the minimum charter capital of any enterprise with foreign investment, as well as all joint stock companies, state and municipal enterprises, must be not less than 1,000 times the minimum monthly wage set by the Russian Federation (currently, the minimum wage is 43,700 rubles). This is reviewed periodically depending on the level of inflation. The minimum charter capital of enterprises of all legal organizational forms other than joint stock companies may not be less than 100 times the minimum monthly wage.

         The primary regulation in the field of securities is the Regulation "On the Issue and Circulation of Securities and Stock Exchanges in the R.S.F.S.R." approved by Resolution No. 78 of the Government of the

R.S.F.S.R. of 28 December 1991. This Regulation describes different activities of investment institutions (brokers, investment consultants, investment companies, investment funds), sets forth some of the licensing requirements for investment institutions and establishes other basic rules for activity in the securities market. It also regulates issues of securities by either private placement (i.e., up to 100 investors and for an amount up to 50 million rubles) and public offers (which necessitate publication and registration of an issue prospectus). This regulation also contains rules on circulation of securities and basic requirements for stock exchanges. Among other things it provides that if one person or a group of connected persons acquires over 15 percent of the shares of any issuers they shall notify the Ministry of Finance of the acquisition and if a person or group of connected persons acquires 35 percent or more of shares of any issuer or shares providing for over 50 percent of shareholders' votes they must obtain prior consent of the State Anti-Monopoly Committee.

         In addition to Regulation No. 78, a large number of Instructions and Letters issued by the Ministry of Finance, the Federal Commission on Securities and the Stock Market, the Central Bank, the State Anti-Monopoly Committee, the State Property Management Committee (GKI) and other bodies regulate various aspects of the securities market. An important draft of a new federal law establishing a framework for the securities market was adopted by the State Duma (the lower chamber of the Russian Parliament) in its third reading on May 24, 1995. The draft requires approval by the Federation Council (the upper chamber of the Russian Parliament). The draft shall become a law if and when the President signs it. The likely time for signature, if this occurs, is unknown but it has been indicated that it might be signed before the end of July this year. The draft law contains sections regulating the issue and circulation of certain types of securities, the formation and activity of professional participants in the securities market, decisions to issue securities, prospectus information and registration, offers and types of securities, disclosure requirements, insider trading, advertising rules, regulation and licensing, the powers of the Federal Commission on Securities and the Stock Market and powers and requirements of self regulatory organizations, and imposes liability for breach of regulations. It does not contain any provisions specifically relating to regulation of the activities of investment companies in Russia, although many of its provisions, if adopted, will be relevant to regulating operators on the securities market generally, including the Fund.

         Meanwhile, independently of preparation of the draft federal law, a recent Governmental Regulation No. 336 of April 15, 1995 instructed certain authorities to introduce a series of regulations concerning the securities market to become effective shortly. These will be subordinate to the draft securities market law. The purpose of such regulations is stated in the Resolution to be protection of the interests of investors, prevention of discrimination of both Russian and foreign investors and introduction of higher standards for participants in the securities market. Among other things this Resolution gives a direction to the Federal Commission on Securities and the Stock Market to submit to the government a draft resolution on changes and amendments to Regulations No. 601 and No. 78. Drafts of those subordinate regulations have not yet been published.

         The Russian judicial system is represented by three branches of courts: courts of general jurisdiction, a system of arbitration courts for the resolution of economic disputes, and the constitutional court. The courts hearing general practice cases consist of the Supreme Court of the Russian Federation, regional courts and district courts. Economic disputes (commercial matters) are heard by courts of the arbitration court system headed by the High Arbitration Court of the Russian Federation. Parties to a particular contract, however, might provide for private arbitration (not to be confused with the arbitration court) to be the forum for resolution of their disputes.

         As successor of the U.S.S.R., Russia is a signatory to the 1958 New York Convention of the Recognition and Enforcement of Foreign Arbitral Awards. Russian courts therefore should recognize and enforce arbitral awards made in other jurisdictions which are also signatories to that Convention. Foreign arbitral awards may be enforced in Russia in accordance with the Civil Procedure Code and the Code of Arbitration Procedure which recognize such arbitral awards. There are a number of grounds, however, on which recognition and enforcement of a foreign arbitral award may be refused, which are listed in the law "On International Commercial Arbitration of 7 July 1993."

         The Laws of the Russian Federation on International Commercial Arbitration reproduces similar provisions contained in the UNCITRAL Model Law. Under this law the arbitration is entitled to apply the law which the parties have chosen as applicable. Another important provision is that an arbitral award irrespective of the country where it was made is recognized and enforced subject to a written application to a competent court.

         The International Commercial Arbitration Court is established under the Chamber of Trade and Industry of the Russian Federation and may hear cases arising from any relations where one of the parties is located abroad or where one of the parties (if it is an enterprise) has foreign participation.

                                                                     APPENDIX C

                 [SECURITIES MARKETS DISCLOSURE TO BE PROVIDED]

                                                                     APPENDIX D

                   PAST PERFORMANCE OF THE INVESTMENT MANAGER

     The following paragraphs present performance data for Templeton Russia Fund, Inc. ("Russia Fund"), a closed-end, non-diversified, management investment company registered with the Securities and Exchange Commission, and Templeton Central and Eastern European Fund ("Central/Eastern European Fund"), a closed-end investment company incorporated Luxembourg, both of which are managed by the Investment Manager. The data is provided to illustrate the past performance of the Investment Manager and the Fund's portfolio management team in managing investment companies that are similar in many ways to the Fund. However, the performance data for Russia Fund and Central/Eastern European Fund does not represent the performance of the Fund, and should not be considered a prediction of the future performance of the Fund. The Fund's actual performance may be higher or lower than that of Russia Fund and Central/Eastern European Fund.

     The investment objectives, policies, risks, and strategies of Russia Fund are similar to, although not exactly the same as, those of the Fund. The investment objective of the Fund and Russia Fund is long-term capital appreciation. Russia Fund invests primarily in equity securities, as will the Fund. In addition to having the same portfolio manager, both funds will have access to substantially similar resources in determining appropriate investment opportunities. Whereas Russia Fund seeks to achieve its investment objective by investing primarily (at least 65% total assets under normal market conditions) in equity securities of Russian issuers, the Fund will invest primarily in the equity securities of Russian issuers and of issuers located in other Russia Eurasia Region countries, as defined in this Prospectus. The Fund is authorized to invest up to 35% of its assets in debt securities, whereas Russia Fund can invest only up to 25% of its assets in debt securities. While the Investment Manager expects to invest a significant percentage of the Fund's assets in Russian companies, especially during the Fund's initial two years of operations, the Fund is not required to invest a minimum percentage of total assets in Russian companies. In addition, the Fund is expected to invest a greater percentage of its assets in issuers with smaller market capitalizations than Russia Fund, which has tended to invest in companies with relatively large market capitalizations. For the one-year period ended March 31, 1997 and for the period June 15, 1995 (commencement of operations) to March 31, 1997, Russia Fund's total return based on the change in net asset value was 181.92% and 57.92%, respectively, and the total return based on the change in market price was 147.08% and 57.33%, respectively.1

     The investment objectives, policies, risks, and strategies of Central/Eastern European Fund are similar to, although not exactly the same as, those of the Fund. The investment objective of the Fund and Central/Eastern European Fund is long-term capital appreciation. Central/Eastern European Fund invests primarily in equity securities, as will the Fund. In addition to having the same portfolio manager, both funds will have access to substantially similar resources in determining appropriate investment opportunities. Whereas Central/Eastern European Fund seeks to achieve its investment objective by investing primarily equity securities of Central and Eastern European and issuers, the Fund will invest primarily in the equity securities of issuers located in Russia/Eurasia Region countries, as defined in this Prospectus. While the Central/Eastern European Fund is authorized to invest in Russian issuers, the fund has not done so. For the one-year period ended September 5, 1997, Central/Eastern European Fund's total return based on the change in net asset value was [-53.5%] and the total return based on the change in market price was [-67.7%]2.
[FN]
1. The total return figures assume reinvestment of dividends and capital gain distributions at net asset value or market price on reinvestment date, in accordance with the dividend reinvestment plan. Returns since inception also reflect the payment of the maximum sales load payable on a purchase of Russia Fund in the initial public offering.

2.   [Disclosure regarding calculation of total return to be provided]

                                                                     APPENDIX E


               TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN

     1. Each holder of shares (a "Shareholder") in Templeton Russia/Eurasia Region Fund (the "Fund") whose Fund shares are registered in his or her own name will automatically be a participant ("Participant") in the Dividend Reinvestment Plan (the "Plan"), unless any such Shareholder specifically elects to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the "Nominee") will be a Participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Those Underwriters (as defined in the Fund's Prospectus dated , 1997) which have the capacity to allow participation intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. Mellon Securities Trust Company (the "Plan Agent") will act as agent for Participants and will open an account under the Plan for each Participant in the same name as such Participant's shares are registered on the books and records of the transfer agent for the shares.

     2. Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, Participants will receive such distribution or dividend in the manner described in paragraph 3 below as determined on the date such distribution or dividend becomes payable.

     3. Whenever the market price of the Fund's shares is equal to or exceeds the net asset value price per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, Participants will be issued shares valued at the greater of (i) net asset value per share or (ii) 95% of the then-current market price. Participants will receive any such distribution or dividend entirely in shares and the Plan Agent shall automatically receive such shares, including fractions, for all Participants' accounts. If the net asset value per share of the Fund's shares at the time of valuation exceeds the market price of the Fund's shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares in the open market, on the New York Stock Exchange (the "Exchange") or elsewhere, for each Participant's account. The valuation date will be the payable date for such distribution or dividend. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

     4. For all purposes of the Plan: (a) the market price of the Fund's shares on a particular date shall be the last sale price on the Exchange on that date or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such shares on the Exchange on such date and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

     5. The open-market purchases provided for above may be made on any securities exchange where the shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Funds held by the Plan Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 30 days after the payment date of a dividend or capital gains distribution as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of the Fund acquired for any Participant's account.

     6. The Plan Agent will hold shares acquired pursuant to the Plan in non-certificated form in the Plan Agent's name or that of its Nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any shares so held for each Participant only in accordance with the proxy returned by any such Participant to the Fund. Upon any Participant's written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates for the full shares.

     7. The Plan Agent will confirm to each Participant acquisitions made for its account as soon as practicable but not later than 60 days after the date thereof. Although a Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to the Participant's account.

     8. Any stock dividends or split shares distributed by the Fund on shares held by the Plan Agent for any Participant will be credited to such Participant's account. In the event that the Fund makes available to Participants transferable rights to purchase additional shares of other securities, the Plan Agent will sell such rights and apply the proceeds of the sale to the purchase of additional shares of the Fund for the account of Participants.

     9. The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

     10. Any Participant may withdraw shares for such Participant's account or terminate such Participant's account under the Plan by notifying the Plan Agent in writing. Such withdrawal or termination will be effective immediately if notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective, with respect to any subsequent dividend or distribution, on the first trading day after the dividends paid for such record date have been credited to the Participant's account. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each Participant a certificate or certificates for the appropriate number of full shares and a cash adjustment for any fractional share (valued at the market value of the shares at the time of withdrawal or termination); provided, however, that any Participant may elect by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of the shares in question and remit the proceeds to such Participant, net of any brokerage commission. A $5.00 fee will be charged by the Plan Agent upon any cash withdrawal or termination, and the Plan Agent is authorized to sell a sufficient number of the Participant's shares to cover such fee and any brokerage commission on such sale.

     11. These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, with respect to any such Participant, prior to the effective date thereof, the Plan Agent receives written notice of the termination of that Participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor plan agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a plan agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor plan agent, for Participants' accounts, all dividends and distributions payable on the shares held in each Participant's name or under the Plan for retention or application by such successor plan agent as provided in these terms and conditions.

     12. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its or its employees' negligence, bad faith or willful misconduct.

     13. The Participant shall have no right to draw checks or drafts against such Participant's account or to give instructions to the Plan Agent in respect of any shares or cash held therein except as expressly provided herein.

     14. The Participant agrees to notify the Plan Agent promptly in writing of any change of address. Notices to the Participant may be given by the Plan Agent by letter addressed to the Participant as shown on the records of the Plan Agent.

     15. This Plan and the account established hereunder for the Participant shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the Securities and Exchange Commission, as they may be changed or amended from time to time.

                                                                     APPENDIX F

             DESCRIPTION OF FUTURES CONTRACTS, OPTIONS ON SECURITIES AND INDICIES AND FOREIGN CURRENCY HEDGING TRANSACTIONS

     Futures Contracts. The Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

     The Fund may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

     At the time the Fund purchases a futures contract, an amount of liquid assets equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, the Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.
Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

     Options on Securities or Indices. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets.

     An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     The Fund may write a call or put option only if the option is "covered." A call option on a security written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its Custodian. A put option on a security written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices that it writes by segregating liquid assets equal to the option's exercise price, or in such other manner as may be in accordance with the rule of the exchange on which the option is traded and applicable laws and regulations.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

     The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

     No assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Fund may enter into forward foreign currency exchange contract ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contact to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's liquid assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have assets available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts . In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

     The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to the written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


No  dealer,  salesman  or any  other  person  has  been  authorized to  give  any  information  or to  make  any  representation not in
this    Prospectus  and,   if  given  or made,  such information or                             ___________ Shares
representation  must not be relied upon as having  been  authorized
by the Fund, the Investment  Manager,  or any Underwriter.  Neither                                TEMPLETON
the delivery of this Prospectus nor any sale made hereunder  shall,                                 RUSSIA/
under any  circumstances,  create  any  implication  that there has                                 EURASIA
been no change in the  affairs of the Fund since the date hereof or                                   FUND
that the  information  contained  herein is  correct as of any time subsequent  to its date.  However,  if any material  change  occurs while this  Prospectus  is  required by law to be  delivered,  this
Prospectus  will  be  supplemented  or  amended  accordingly.  This
Prospectus  does not  constitute an offer to sell or a solicitation
of  an  offer  to  buy  any   securities   offered  hereby  in  any
jurisdiction  to any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
                                      .........
                         TABLE OF CONTENTS
                                                             Page
PROSPECTUS SUMMARY........................................
FUND EXPENSES.............................................                                Shares of Beneficial Interest
THE FUND
USE OF PROCEEDS...........................................
INVESTMENT RATIONALE......................................
INVESTMENT OBJECTIVE AND POLICIES.........................
PROSPECTUS
RISK FACTORS AND SPECIAL CONSIDERATIONS
ADDITIONAL INVESTMENT PRACTICES...........................
INVESTMENT RESTRICTIONS...................................
MANAGEMENT OF THE FUND....................................
TRUSTEES AND OFFICERS.....................................
PORTFOLIO TRANSACTIONS AND BROKERAGE......................
NET ASSET VALUE...........................................
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN...
TAXATION
DESCRIPTION OF SHARES.....................................
UNDERWRITING..............................................
CERTAIN INVESTOR SUITABILITY STANDARDS....................
CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT..........
PUBLIC ACCOUNTANTS........................................
LEGAL MATTERS.............................................
ADDITIONAL INFORMATION....................................
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS........                                    Smith Barney Inc.
STATEMENT OF ASSETS AND LIABILITIES.......................
APPENDIX A................................................
APPENDIX B................................................
APPENDIX C................................................
APPENDIX D................................................
APPENDIX E................................................                                          ........., 1997
APPENDIX F................................................


1 The total return figures assume reinvestment of dividends and capital gain distributions at net asset value or market price on reinvestment date, in accordance with the dividend reinvestment plan. Returns since inception also reflect the payment of the maximum sales load payable on a purchase of Russia
Fund in the initial public offering. 2 [Disclosure regarding calculation of total return to be provided]

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solication or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


                                ALTERNATE PAGE
                          (FOR INTERNATIONAL TRANCHE)
                              SUBJECT TO COMPLETION
                         PRELIMINARY PROSPECTUS DATED .

PROSPECTUS

                          Shares of Beneficial Interest

                          TEMPLETON RUSSIA/EURASIA FUND


     Templeton Russia/Eurasia Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund intends to invest primarily in equity securities of Russia/Eurasia Companies. The term "Russia/Eurasia Company" means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, the Russia/Eurasia Region, or (ii) for which the principal equity securities trading market is in the Russia/Eurasia Region, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in the Russia/Eurasia Region, or (iv) that has at least 50% of its assets situated in the Russia/Eurasia Region. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Russia/Eurasia Companies. The Fund may invest up to 35% of total assets in debt securities issued by Russia/Eurasia Companies or issued or guaranteed by Russia/Eurasia Region governmental entities which in the Investment Manager's view offer the potential for capital appreciation.

     As used in this Prospectus, the term "Russia/Eurasia Region" means Russia, the Commonwealth of Independent States ("CIS"), including countries in Central and Eastern Europe, and countries in Central Asia. Russia/Eurasia Region countries include Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Former Yugoslav Republic of Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Turkmenistan, Ukraine, and Uzbekistan, as well as any other countries in the Russia/Eurasia Region that may be approved for investment by the Board of Trustees in the future. Appropriate foreign sub-custody and securities registration arrangements are not now and may not in the future be available to the Fund in many Russia/Eurasia Region countries. As a result, the Fund expects initially to limit its investments to the following countries: Russia, Poland, Hungary, Czech Republic, Romania, Slovakia, and Slovenia. If appropriate foreign sub-custody arrangements become available in the future, the Investment Manager may invest in any Russia/Eurasia Region country, subject to the availability of suitable investments. The Investment Manager is free to make investments without limit in any of the Russia/Eurasia Region countries.

     Investments in Russia/Eurasia Companies involve a high degree of risk and special considerations not typically associated with investments in more established economies or securities markets, such as political, economic and legal uncertainties, and currency fluctuations. Additionally, the securities markets in the Russia/Eurasia Region are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The methods of settlement, clearing, and registration of securities transactions in Russia/Eurasia Region countries present significant risks to investors. A substantial number of the securities in which the Fund will invest will be illiquid and may have small market capitalizations. Investment in the Fund should be considered highly speculative and there can be no assurance that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  Maximum              Maximum           Proceeds to
              Price to Public       Sales Load(1)        the Fund(2)

Per Share        $20.00               $1.20              $18.80


Total(3)        $-------              $----             $-------

(Footnotes on following page)


         The Shares are offered by the several Underwriters, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York, New York on or about __________________, 1997.

[------------]
                                                  --------------

                 The date of this Prospectus is __________, 1997




No  dealer,  salesman  or any  other  person  has  been  authorized                              ALTERNATE PAGE
to give any  information or  to make any representation not in this
Prospectus   and,   if   given  or  made,   such   information   or                                  Shares
representation  must not be relied upon as having  been  authorized
by the Fund, the Investment  Manager,  or any Underwriter.  Neither                                 TEMPLETON
the delivery of this Prospectus nor any sale made hereunder  shall,                                  RUSSIA/
under any  circumstances,  create  any  implication  that there has                                  EURASIA
been no change in the  affairs of the Fund since the date hereof or                                   FUND
that the  information  contained  herein is  correct as of any time subsequent  to its date.  However,  if any material  change  occurs while this  Prospectus  is  required by law to be  delivered,  this
Prospectus  will  be  supplemented  or  amended  accordingly.  This
Prospectus  does not  constitute an offer to sell or a solicitation
of  an  offer  to  buy  any   securities   offered  hereby  in  any
jurisdiction  to any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

                         TABLE OF CONTENTS
                                                             Page
PROSPECTUS SUMMARY
FUND EXPENSES                                                                              Shares of Beneficial Interest
THE FUND
USE OF PROCEEDS
INVESTMENT RATIONALE
INVESTMENT OBJECTIVE AND POLICIES
PROSPECTUS
RISK FACTORS AND SPECIAL CONSIDERATIONS
ADDITIONAL INVESTMENT PRACTICES
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE FUND
TRUSTEES AND OFFICERS
PORTFOLIO TRANSACTIONS AND BROKERAGE
NET ASSET VALUE
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN
TAXATION
DESCRIPTION OF SHARES
UNDERWRITING
CERTAIN INVESTOR SUITABILITY STANDARDS
CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT
PUBLIC ACCOUNTANTS
LEGAL MATTERS
ADDITIONAL INFORMATION
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                           [_________________]
STATEMENT OF ASSETS AND LIABILITIES
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E                                                                                          , 1997
APPENDIX F



                                     PART B
                                 NOT APPLICABLE

                                     PART C
                                OTHER INFORMATION


ITEM 24. Financial Statements and Exhibits

          (1)     Financial Statements

                  Contained in Part A:

                  -- Report of Independent Accountants*

                  -- Statement of Assets and Liabilities*

                  Contained in Part B:

                  -- Not Applicable

                  Contained in Part C:

                  -- None

         (2)      Exhibits

                  (a)      --  Agreement and Declaration of Trust

                  (b)      --  Bylaws*

                  (c)      --  Not Applicable

                  (d)      --  Not Applicable

                  (e)      --  Dividend Reinvestment Plan*

                  (f)      --  Not Applicable

                  (g)      --  Form of Investment Management Agreement*

                  (h)(i)   --  Form of Purchase Agreement

                  (h)(ii)  --  Standard Dealer Agreement*

                  (i)      --  Not Applicable

                  (j)      --  Form of Custody Agreement*

                  (k)(i)   --  Form of Agent Agreement*

                  (k)(ii)  --  Form of Business Management Agreement*

                  (l)      --  Opinion and Consent of Dechert Price & Rhoads*

                  (m)      --  Not Applicable

                  (n)      --  Consent of Independent Accountants*

                  (o)      --  Not Applicable

                  (p)      --  Form of Investment Letter*

                  (q)      --  Not Applicable


-----------------------
*        To be filed by Amendment.

ITEM 25. Marketing Arrangements

         See Exhibit 2(h) to this Registration Statement.

ITEM 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

SEC Registration fees                                        $_____
NASD fees and fees and expenses of qualification under
  state securities laws (including fees of counsel)          *
Printing (other than stock certificates)                     *
Engraving and printing stock certificates                    *
Legal fees and expenses                                      *
Underwriters' expense allowance                              *
Miscellaneous                                                *
    Total                                                    *

*  To be completed by amendment

ITEM 27. Persons Controlled by or under Common Control with Registrant

         Upon conclusion of the initial public offering of the Registrant's shares of beneficial interest, it is anticipated that no person will control or be controlled by or under common control with the Registrant.

ITEM 28. Number of Holders of Securities

         Shares of Beneficial Interest, par value $0.01 per share, one record holder as of the effective date of this Registration Statement.

ITEM 29. Indemnification

         Reference is made to Article VII of the Registrant's Trust Instrument, which is filed herewith, and to Title 12, ss.3817 of the Delaware Code.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such a trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. Business and Other Connections of the Investment Manager

         Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-46997) filed under the Investment Advisers Act of 1940 (the "Advisers Act") and is incorporated herein by reference thereto.

ITEM 31. Location of Accounts and Records

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (a) Registrant, (b) Registrant's administrator, (c) its custodians and (d) its transfer agent. The address of each is as follows:

                  (a)      Templeton Russia Eurasia Fund
                           500 East Broward Blvd.
                           Fort Lauderdale, Florida  33394

                  (b)      Franklin Templeton Services, Inc.
                           777 Mariners Island Blvd.
                           San Mateo, California 94403-7777

                  (c)      The Chase Manhattan Bank, N.A.
                           MetroTech Center
                           Brooklyn, New York 11245

                  (d)      ChaseMellon Shareholder Services, L.L.C.
                           85 Challenger Road
                           Overpeck Centre
                           Ridgefield Park, New Jersey  07660


ITEM 32. Management Services

         None.

ITEM 33. Undertakings

         (1) Registrant undertakes to suspend offering of the Shares of Beneficial Interest covered hereby until it amends its Prospectus contained herein if (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement, or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

         (2)      Not applicable

         (3)      Not applicable

         (4)      Not applicable

         (5)      Registrant undertakes that:

         (a) For the purpose of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6)      Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, D.C. on the 6th day of October, 1997.


                            TEMPLETON RUSSIA/EURASIA FUND


                            By:      /s/Barbara J. Green
                                     Barbara J. Green
                                     President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                      Title                               Date



/s/Barbara J. Green         Trustee and President             October 6, 1997
Barbara J. Green            (Principal Executive Officer)



/s/Samuel J. Forester, Jr.  Trustee                           October 6, 1997
Samuel J. Forester, Jr.



/s/James R. Baio            Treasurer                         October 6, 1997
James R. Baio               (Principal Financial and
                            Accounting Officer)